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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 3707 W. Maple Road Bloomfield Hills, MI 48301
(Name and address of agent for service)

Registrant's telephone number, including area code:    (248) 644-8500

Date of fiscal year end:      December 31, 2010

Date of reporting period:    December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

ANNUAL REPORT

DECEMBER 31, 2010

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

In many respects, 2010 was a repeat of 2009. Stock prices declined in the early part of the year, as investors dealt with the European sovereign debt crisis, the “Flash Crash” in May, and pondered the strength of the economic recovery. Stocks rose markedly in the second half of the year, owing to improving economic measures, rising consumer and business confidence, an extension of President Bush’s tax-rates, and a fresh dose of monetary stimulus from the Federal Reserve. By December’s end, the major stock market indices had recorded double-digit increases for the year. For the second year in a row, small-caps were the big winners, as the smallest, most leveraged companies outperformed their larger, less leveraged counterparts. In that environment, our risk averse, value-oriented investment style contributed to the Schwartz Value Fund (the “Fund”) underperforming the major stock market indices. For longer-term periods (three years and ten years), the Fund has outperformed the major indices.

	Average Annual Total Returns
	For Periods Ended 12/31/10
	1 year	3 years	10 years
Schwartz Value Fund	12.0%	-1.1%	6.6%
Dow Jones Industrials	14.1%	-1.6%	3.1%
S&P 500 Index	15.1%	-2.9%	1.4%
Russell 1000 Index	16.1%	-2.4%	1.8%
Russell 2000 Index	26.9%	2.2%	6.3%

Among the best performing stocks for the Fund in 2010 were several energy related holdings, as oil prices (and many other commodities) rose sharply, based on inflationary fears and the rebounding global economy. Another big winner was Signet Jewelers Ltd., the world’s largest specialty jewelry retailer with brands such as Kay Jewelers and Jared. The five stocks that performed best for the Fund during 2010 were:

Rosetta Resources, Inc.	Oil, Gas & Consumable Fuels	+68.6%
Rowan Companies, Inc.	Energy Equipment & Services	+68.5%
Signet Jewelers, Ltd.	Specialty Retail	+60.9%
Ensco PLC	Energy Equipment & Services	+47.7%
Patterson-UTI Energy, Inc.	Energy Equipment & Services	+45.9%

Fund holdings that detracted from performance in 2010 included H&R Block, Inc. and Federated Investors, Inc. H&R Block’s stock price suffered as the company reported declining revenue due to the high unemployment rate and fewer customer tax returns filed. Federated, one of the country’s largest managers of money market funds, was forced to waive a portion of their management fees due to short-term interest rates near 0% for much of the year. We believe the negatives facing both companies to be temporary and continue to own both stocks, as they have significant recovery potential. The five stocks that performed worst for the Fund during 2010 were:

H&R Block, Inc.	Diversified Financial Services	-21.5%
Unico American Corporation	Insurance	-7.8%
Federated Investors, Inc.	Financials – Capital Markets	-7.7%
Investment Technology Group, Inc.	Financials – Capital Markets	-6.4%
Microsoft Corporation	Software	-3.2%

Long-time shareholders are familiar with our contrarian, value investment philosophy. We believe shares of a well-managed business, purchased at a compelling valuation and held for many years, allow the power of compounding to work in our favor. It is a time-tested method for achieving superior investment results. Contrarian investing is by nature a lonesome endeavor that requires patience and discipline, the merits of which have been demonstrated time and again.

Over the past few years we have been purchasing larger capitalization companies that meet our quality standards. In our view many of our companies made solid fundamental progress in their operations and improved their financial and competitive positions in 2010, even though their share prices languished from lack of investor interest. As the new decade begins, there appears to be a good bit of speculative froth in many small and micro-cap issues, none of which we believe are represented in the Schwartz Value Fund. And we want to avoid the mistake many investors make during bull markets – to become unduly focused on return and forget about risk. Managing risk is an essential part of our investment process. As the legendary value investor Seth Klarman says, “the best investors do not target return – they focus first on risk, and only then decide whether the projected return justifies taking each particular risk.”

At year end the portfolio was heavily represented by large capitalization companies that we believe are extremely high quality. In our opinion, they have deep and talented management teams, which have demonstrated good stewardship of shareholder capital by repurchasing shares and paying dividends. In addition, these companies have strong balance sheets, solid operating fundamentals, and excellent free cash flow. Current portfolio holdings with these characteristics include Cisco Systems, Inc. (networking and communication equipment), Dell, Inc. (computer hardware & services), Exxon Mobil Corporation (energy), Hewlett-Packard Company (computer hardware & services), Johnson & Johnson (pharmaceuticals), Wal-Mart Stores, Inc. (retailing), and Microsoft Corporation (PC software & services). The world’s largest software company, Microsoft dominates personal and corporate PC markets around the globe with its Windows and Office products. The company generates nearly $70 billion in revenue annually, $20 billion in profits, has an annual R&D budget of $9 billion, and has a fortress-like balance sheet with $40 billion in cash, and low debt. Like many large-cap, high quality companies, its stock price has languished in recent years. Like many of our portfolio holdings, we believe Microsoft is a low risk, attractively priced issue that will

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provide excellent long-term appreciation. We believe the risk in the portfolio is low and the upside potential is significant.

Thanks for being a shareholder of the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA	Timothy S. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

January 31, 2011

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the
Schwartz Value Fund, the Russell 1000 Index and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Prior to December 31, 2010, the Russell 2000 Index was used as the Fund’s primary benchmark. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Fund’s focus has evolved to include mostly large-cap companies. Therefore, the Fund’s managers believe the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe, is a more representative index for comparison purposes.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
	1.53%	1.43%

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)	S&P 500 INDEX
1984	11.1%	4.8%	-7.3%	-11.2%	-8.4%	6.1%
1985	21.7%	32.3%	31.1%	31.4%	20.7%	31.6%
1986	16.4%	17.9%	5.7%	7.4%	5.0%	18.7%
1987	-0.6%	2.9%	-8.8%	-5.3%	-10.6%	5.3%
1988	23.1%	17.3%	24.9%	15.4%	15.4%	16.8%
1989	8.3%	30.4%	16.2%	19.3%	11.2%	31.6%
1990	-5.3%	-4.2%	-19.5%	-17.8%	-24.3%	-3.2%
1991	32.0%	33.0%	46.1%	56.8%	27.2%	30.4%
1992	22.7%	8.9%	18.4%	15.5%	7.0%	7.6%
1993	20.5%	10.2%	18.9%	14.7%	10.7%	10.1%
1994	-6.8%	0.4%	-1.8%	-3.2%	-6.0%	1.3%
1995	16.9%	37.8%	28.4%	39.9%	19.3%	37.5%
1996	18.3%	22.5%	16.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	22.4%	21.6%	21.1%	33.4%
1998	-10.4%	27.0%	-2.5%	39.6%	-3.8%	28.6%
1999	-2.5%	20.9%	21.3%	85.6%	-1.4%	21.0%
2000	9.3%	-7.8%	-3.0%	-39.3%	-8.7%	-9.1%
2001	28.1%	-12.5%	2.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.7%	-20.5%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.9%	47.3%	50.0%	37.4%	28.7%
2004	22.6%	11.4%	18.3%	8.6%	11.5%	10.9%
2005	3.8%	6.3%	4.6%	1.4%	2.0%	4.9%
2006	14.3%	15.5%	18.4%	9.5%	11.0%	15.8%
2007	-11.1%	5.8%	-1.6%	9.8%	-3.8%	5.5%
2008	-35.9%	-37.6%	-33.8%	-40.5%	-48.7%	-37.0%
2009	34.8%	28.4%	27.2%	43.9%	36.8%	26.5%
2010	12.0%	16.1%	26.9%	16.9%	20.5%	15.1%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)	S&P 500 INDEX
3 Years	-1.1%	-2.4%	2.2%	0.0%	-5.4%	-2.9%
5 Years	-0.4%	2.6%	4.5%	3.8%	-2.0%	2.3%
10 Years	6.6%	1.8%	6.3%	0.7%	-0.6%	1.4%
27 Years	9.5%	10.6%	9.2%	8.7%	2.4%	10.5%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends.

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SCHWARTZ VALUE FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
31,033	Exxon Mobil Corporation	$2,269,133	6.5%
60,000	Microsoft Corporation	1,675,200	4.8%
182,700	Unico American Corporation	1,669,878	4.7%
45,000	Nintendo Company Ltd. - ADR	1,634,850	4.6%
25,000	Johnson & Johnson	1,546,250	4.4%
10,000	SPDR Gold Trust	1,387,200	3.9%
45,000	Sysco Corporation	1,323,000	3.8%
94,400	Dell, Inc.	1,279,120	3.6%
25,000	Accenture PLC - Class A	1,212,250	3.4%
10	Berkshire Hathaway, Inc. - Class A	1,204,500	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	4.7%
Consumer Staples	8.5%
Energy	20.4%
Financials	23.8%
Health Care	6.9%
Information Technology	18.3%
Telecommunication Services	1.0%
Exchange-Traded Funds	5.2%
Cash Equivalents, Other Assets and Liabilities	11.2%
100.0%

6

SCHWARTZ VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 83.6%	Shares	Market Value
Consumer Discretionary — 4.7%
Diversified Consumer Services — 0.1%
Strayer Education, Inc.	200	$30,444

Leisure Equipment & Products — 4.6%
Nintendo Company Ltd. - ADR	45,000	1,634,850

Consumer Staples — 8.5%
Food & Staples Retailing — 6.8%
Sysco Corporation	45,000	1,323,000
Wal-Mart Stores, Inc.	20,000	1,078,600
		2,401,600
Food Products — 1.7%
Nestlé S.A. - ADR	10,000	588,200

Energy — 20.4%
Energy Equipment & Services — 8.7%
Atwood Oceanics, Inc. *	7,500	280,275
Ensco PLC - ADR	20,000	1,067,600
Nabors Industries Ltd. *	15,000	351,900
Patterson-UTI Energy, Inc.	27,500	592,625
Rowan Companies, Inc. *	10,000	349,100
Schlumberger Limited	5,000	417,500
		3,059,000
Oil, Gas & Consumable Fuels — 11.7%
BP PLC - ADR	20,000	883,400
Exxon Mobil Corporation	31,033	2,269,133
Range Resources Corporation	8,400	377,832
Southwestern Energy Company *	15,000	561,450
		4,091,815
Financials — 23.8%
Capital Markets — 2.2%
Federated Investors, Inc. - Class B	30,000	785,100

Diversified Financial Services — 8.2%
H&R Block, Inc.	75,000	893,250
MasterCard, Inc. - Class A	3,000	672,330
PICO Holdings, Inc. *	10,000	318,000
Western Union Company (The)	53,000	984,210
		2,867,790
Insurance — 13.4%
Alleghany Corporation *	2,070	634,186
Berkshire Hathaway, Inc. - Class A *	10	1,204,500
Chubb Corporation (The)	20,000	1,192,800

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SCHWARTZ VALUE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 83.6% (Continued)	Shares	Market Value
Financials — 23.8% (Continued)
Insurance — 13.4% (Continued)
Unico American Corporation	182,700	$1,669,878
		4,701,364
Health Care — 6.9%
Pharmaceuticals — 6.9%
Johnson & Johnson	25,000	1,546,250
Pfizer, Inc.	50,000	875,500
		2,421,750
Information Technology — 18.3%
Communications Equipment — 1.0%
Cisco Systems, Inc. *	16,800	339,864

Computers & Peripherals — 6.9%
Dell, Inc. *	94,400	1,279,120
Hewlett-Packard Company	27,680	1,165,328
		2,444,448
Electronic Equipment, Instruments & Components — 2.2%
Ingram Micro, Inc. - Class A *	40,000	763,600

IT Services — 3.4%
Accenture PLC - Class A	25,000	1,212,250

Software — 4.8%
Microsoft Corporation	60,000	1,675,200

Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	10,000	357,800

Total Common Stocks (Cost $23,920,378)		$29,375,075

EXCHANGE-TRADED FUNDS — 5.2%	Shares	Market Value
iShares Barclays TIPS Bond Fund	4,000	$430,080
SPDR Gold Trust *	10,000	1,387,200
Total Exchange-Traded Funds (Cost $1,347,153)		$1,817,280

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SCHWARTZ VALUE FUND SCHEDULE OF INVESTMENTS (continued)

OPEN-END FUNDS — 0.0%	Shares	Market Value
Sequoia Fund (Cost $8,028)	62	$7,953

MONEY MARKET FUNDS — 11.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,686,842	$1,686,842
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	783,747	783,747
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.01% (a)	1,550,353	1,550,353
Total Money Market Funds (Cost $4,020,942)		$4,020,942

Total Investments at Market Value — 100.2% (Cost $29,296,501)		$35,221,250

Liabilities in Excess of Other Assets — (0.2%)		(60,117)

Net Assets — 100.0%		$35,161,133

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

9

SCHWARTZ VALUE FUND STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

ASSETS
Investments, at market value (cost of $29,296,501) (Note 1)	$35,221,250
Receivable for capital shares sold	100
Dividends receivable	26,826
Other assets	14,121
TOTAL ASSETS	35,262,297

LIABILITIES
Payable for capital shares redeemed	27
Payable to adviser (Note 2)	82,169
Payable to administrator (Note 2)	4,380
Other accrued expenses	14,588
TOTAL LIABILITIES	101,164

NET ASSETS	$35,161,133

NET ASSETS CONSIST OF:
Paid-in capital	$36,261,747
Undistributed net investment income	16
Accumulated net realized losses from security transactions	(7,025,379)
Net unrealized appreciation on investments	5,924,749
NET ASSETS	$35,161,133

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,657,672

Net asset value, offering price and redemption price per share	$21.21

See notes to financial statements.

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SCHWARTZ VALUE FUND STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends (Net of foreign tax of $3,590)	$662,341

EXPENSES
Investment advisory fees (Note 2)	328,348
Administration, accounting and transfer agent fees (Note 2)	51,068
Trustees’ fees and expenses	27,534
Legal and audit fees	26,639
Registration fees	21,492
Custodian and bank service fees	6,640
Printing of shareholder reports	4,895
Postage and supplies	4,369
Insurance expense	3,476
Compliance service fees and expenses (Note 2)	2,094
Other expenses	9,387
TOTAL EXPENSES	485,942

NET INVESTMENT INCOME	176,399

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains from security transactions	5,346,651
Net change in unrealized appreciation/depreciation on investments	(1,650,113)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,696,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,872,937

See notes to financial statements.

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SCHWARTZ VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income/(loss)	$176,399	$(20,978)
Net realized gains/(losses) from security transactions	5,346,651	(2,434,233)
Net change in unrealized appreciation/ depreciation on investments	(1,650,113)	11,299,767
Net increase in net assets resulting from operations	3,872,937	8,844,556

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(176,383)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,137,400	1,759,557
Reinvestment of distributions to shareholders	142,604	—
Payments for shares redeemed	(4,184,554)	(3,724,792)
Net decrease in net assets from capital share transactions	(2,904,550)	(1,965,235)

TOTAL INCREASE IN NET ASSETS	792,004	6,879,321

NET ASSETS
Beginning of year	34,369,129	27,489,808
End of year	$35,161,133	$34,369,129

UNDISTRIBUTED NET INVESTMENT INCOME	$16	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	57,788	101,406
Shares issued in reinvestment of distributions to shareholders	6,733	—
Shares redeemed	(212,210)	(242,708)
Net decrease in shares outstanding	(147,689)	(141,302)
Shares outstanding, beginning of year	1,805,361	1,946,663
Shares outstanding, end of year	1,657,672	1,805,361

See notes to financial statements.

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SCHWARTZ VALUE FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007		Year Ended Dec. 31, 2006
Net asset value at beginning of year	$19.04	$14.12		$22.15		$25.52		$25.44

Income/(loss) from investment operations:
Net investment income/(loss)	0.11	(0.01)		0.07		(0.00	)(a)	(0.09)
Net realized and unrealized gains/ (losses) on investments	2.17	4.93		(8.03)		(2.82)		3.74
Total from investment operations	2.28	4.92		(7.96)		(2.82)		3.65

Less distributions:
From net investment income	(0.11)	—		(0.07)		—		—
From net realized gains on investments	—	—		(0.00	)(a)	(0.55)		(3.57)
Total distributions	(0.11)	—		(0.07)		(0.55)		(3.57)

Net asset value at end of year	$21.21	$19.04		$14.12		$22.15		$25.52

Total return (b)	12.0%	34.8%		(35.9%	)	(11.1%	)	14.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$35,161	$34,369		$27,490		$54,863		$68,408

Ratio of expenses to average net assets	1.43%	1.55%		1.43%		1.34%		1.38%

Ratio of net investment income/(loss) to average net assets	0.52%	(0.07%	)	0.33%		(0.00%	)	(0.35% )

Portfolio turnover rate	69%	73%		150%		78%		82%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

13

SCHWARTZ VALUE FUND NOTES TO FINANCIAL STATEMENTS December 31, 2010

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

14

SCHWARTZ VALUE FUND NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$29,375,075	$—	$—	$29,375,075
Exchange-Traded Funds	1,817,280	—	—	1,817,280
Open-End Funds	7,953	—	—	7,953
Money Market Funds	4,020,942	—	—	4,020,942
Total	$35,221,250	$—	$—	$35,221,250

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended December 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 2 or 3 securities or derivative instruments held by the Fund during or as of the year ended December 31, 2010.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2010:

Federal income tax cost	$29,296,501
Gross unrealized appreciation	$6,098,441
Gross unrealized depreciation	(173,692)
Net unrealized appreciation	$5,924,749
Undistributed ordinary income	16
Capital loss carryforwards	(7,025,379)
Accumulated deficit	$(1,100,614)

15

SCHWARTZ VALUE FUND NOTES TO FINANCIAL STATEMENTS (continued)

 As of December 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $7,025,379, of which $4,352,722 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2010, the Fund utilized $5,107,513 of capital loss carryforwards to offset current year realized gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

Year Ended	Ordinary Income	Total Distributions
December 31, 2010	$176,383	$176,383
December 31, 2009	$—	$—

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements at December 31, 2010.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

16

SCHWARTZ VALUE FUND NOTES TO FINANCIAL STATEMENTS (continued)

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Effective May 1, 2010, the Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets. Prior to May 1, 2010, the Adviser received from the Fund a quarterly fee at the annual rate of 1.00% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the year ended December 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $21,399,532 and $23,242,403, respectively.

17

SCHWARTZ VALUE FUND NOTES TO FINANCIAL STATEMENTS (continued)

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management has determined that ASU No. 2010-06 has no monetary impact on the Fund’s financial statements but will continue to evaluate the impact of those portions that are effective next fiscal year.

18

SCHWARTZ VALUE FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the "Fund") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 22, 2011

19

SCHWARTZ VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Age	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	66	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	78	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	74	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	63	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	74	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	59	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	39	Treasurer	Since 2000
*	Cathy M. Stoner, CPA	3707 W. Maple Road, Bloomfield Hills, MI	40	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

20

SCHWARTZ VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

21

SCHWARTZ VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2010) and held until the end of the period (December 31, 2010).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,152.30	$7.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

SCHWARTZ VALUE FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND INVESTMENT PHILOSOPHY (Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

23

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, Chief Compliance Officer

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareowner of the Ave Maria Mutual Funds:

Catholic Advisory Board member Larry Kudlow, says, “Corporate profits are the mother’s milk of economic prosperity.” Well, corporate profits expanded nicely in 2010, up 40%+ by most measures. Investor sentiment also improved. In my mid-2010 report, I wrote:

“What could trigger a positive change in sentiment? One possibility – an election in November, 2010 which sends more representatives to Washington who are freedom-loving, pro-growth, pro-business, low tax-rate oriented, and anti-big-government-spending.”

Fortunately that materialized. Indeed, the American electorate may have reached a breaking point on government spending. It’s encouraging to see Americans demonstrating at tea parties and other gatherings demanding smaller government. The rallying cry seems to be “Give us less!” At the same time, socialized Europeans have marched and burned, demanding more handouts, while their governments teeter on the brink of financial collapse, thanks to unsustainable social benefits previously promised.

There are good reasons for optimism regarding the U.S. capital markets, despite many obvious problems. Between the massive healthcare regulation and the Dodd-Frank financial reform law, the last Congress vastly expanded the government’s intrusion into the private economy. In the next few years, we are hopeful that many of these growth and prosperity-stifling policies will be reversed.

The portfolio managers of the Ave Maria Mutual Funds screen out companies based on the guidelines established by our Catholic Advisory Board. This eliminates from consideration, companies that support abortion, pornography and those that engage in embryonic stem cell research.

I’m happy to report that for the Overall Periods ended December 31, 2010, Morningstar* has rated the Ave Maria Growth Fund (AVEGX out of 677 Mid-Cap Growth Funds) and the Ave Maria Rising Dividend Fund (AVEDX out of 373 Mid-Cap Blend Funds) 5 stars, and rated the Ave Maria Opportunity Fund (AVESX out of 373 Mid-Cap Blend Funds) 4-stars based on each Fund’s risk-adjusted performance. Our investment research emphasis on fundamentals with a long-term focus seems to be working.

Thanks for being a shareholder.

Sincerely,

George P. Schwartz, CFA
Chairman & President

January 31, 2011

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

* Source: Morningstar 12/31/2010. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Ave Maria Rising Dividend Fund was rated against 373 and 304 Mid-Cap Blend Funds, and received Morningstar Ratings of 5 stars for the 3 and 5 year periods, respectively. The Ave Maria Growth Fund was rated against 677 and 594 Mid-Cap Growth Funds, and received Morningstar Ratings of 4 stars and 5 stars for the 3 and 5 year periods, respectively. The Ave Maria Opportunity Fund was rated against 373 and 304 Mid-Cap Blend Funds, and received a Morningstar Rating of 4 stars for the 3 year period. © 2006. Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA MUTUAL FUNDS TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	10
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	18
Performance	20
Annual Total Rates of Return Comparison with Major Indices	21
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	26
Performance	28
Annual Total Rates of Return Comparison with Major Indices	29
Ten Largest Equity Holdings	30
Asset Allocation	30
Schedule of Investments	31

Ave Maria World Equity Fund:
Portfolio Manager Commentary	34
Performance	36
Ten Largest Equity Holdings	37
Asset Allocation	37
Schedule of Investments	38

Ave Maria Bond Fund:
Portfolio Manager Commentary	42
Performance	43
Annual Total Rates of Return Comparison with Major Indices	44
Ten Largest Holdings	45
Asset Allocation	45
Schedule of Investments	46

AVE MARIA MUTUAL FUNDS TABLE OF CONTENTS (Continued)

Statements of Assets and Liabilities	51

Statements of Operations	53

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	55
Ave Maria Growth Fund	56
Ave Maria Rising Dividend Fund	57
Ave Maria Opportunity Fund	58
Ave Maria World Equity Fund	59
Ave Maria Bond Fund	60

Financial Highlights:
Ave Maria Catholic Values Fund	61
Ave Maria Growth Fund	62
Ave Maria Rising Dividend Fund	63
Ave Maria Opportunity Fund	64
Ave Maria World Equity Fund	65
Ave Maria Bond Fund	66

Notes to Financial Statements	67

Report of Independent Registered Public Accounting Firm	78

Board of Trustees and Executive Officers	79

Catholic Advisory Board	81

About Your Funds’ Expenses	82

Federal Tax Information	85

Other Information	85

This report is for the information of the shareholders of the Ave Maria Mutual Funds, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund’s (AVEMX) return for 2010 was 20.5% compared to 15.1% for the S&P 500 Index and 26.7% for the S&P 400 MidCap Index. Since its inception on May 1, 2001, the Fund’s performance versus its benchmarks is:

	Since 5-01-01 Inception through 12-31-10
	Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	87.8%	6.7%
S&P 500 Index	19.5%	1.9%
S&P 400 MidCap Index	99.9%	7.4%

Six months ago, many market participants were mired in fear of an economic “double dip,” out-of-control Federal spending, Washington’s increasingly anti-business rhetoric, and the prospect of higher taxes. In our semi-annual report, we expressed confidence that mid-term elections would bring change for the better and the economic recovery would not falter.

The market soon thereafter began to recover in anticipation of the Republican victories that put them in control of the House and reduced the Democratic majority in the Senate. The Federal Reserve also announced its second quantitative easing program. From their July lows, most market indices appreciated more than 20% by year-end. Time will tell whether Washington will bring sanity to fiscal policy and roll back regulatory excesses, however things are looking up. Tax increases have been forestalled at least two years. Economic activity is accelerating, and double-digit corporate profit growth is likely for 2011. Unemployment may have finally peaked and should gradually decline. Housing seems to be bottoming, and consumer balance sheets are improving. Meanwhile, Federal Reserve monetary policy remains extremely accommodative. We believe that overall, 2011 will be another good year for stocks. Selectivity, as always, will be important.

Stocks making significant contributions to the Fund’s performance in 2010 were Caterpillar, Inc. (Construction Machinery), FMC Corporation (Specialty Chemicals), BE Aerospace, Inc. (Aircraft Parts), Halliburton Company (Oil Service), The Sherwin Williams Company (Paints), Meadowbrook Insurance Group, Inc., Varian Medical Systems, Inc. (Medical Devices), Genuine Parts Company (Automotive Parts Distribution) and Coach, Inc. (Retail). Negative contributors were ION Geophysical Corporation (Oil Service), Southwestern Energy Company (Natural Gas Exploration), Hewlett-Packard Company (Technology), Abbott Laboratories (Medical Products), and Avon Products, Inc. (Cosmetics).

AVE MARIA CATHOLIC VALUES FUND PORTFOLIO MANAGER COMMENTARY (Continued)

Over the last six months, the Fund eliminated several stocks from the portfolio. Cisco Systems, Inc. violated the Fund’s moral screens by contributing corporate funds to Planned Parenthood. Other liquidations were: Forest Oil Corporation, Evolution Petroleum Corporation, ION Geophysical Corporation, and Suncor Energy, Inc. CenturyLink, Inc, (Telecommunications), Advance Auto Parts, Inc. (Auto Parts Retail), Balchem Corporation (Specialty Chemicals), and Adtran, Inc. (Telecom Equipment) were selling at our estimate of intrinsic value, after significant price appreciation.

Proceeds from these sales were used to purchase shares in Devon Energy Corporation, Chico’s FAS, Inc., U.S. Bancorp, Hewlett-Packard Company and MasterCard, Inc. Each of these stocks meet our criteria as very high quality companies with strong balance sheets and attractive long-term growth prospects. Importantly, none of these companies violate the Fund’s moral screens.

Thank you for being a shareowner.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Catholic Values Fund, the S&P 500 Index,
and the S&P 400 MidCap Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2010.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
Gross	1.52%	1.51%
Net	1.51%	1.50%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)
2001 (a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	9.8%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.5%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	43.9%	36.8%
2010	20.5%	15.1%	26.7%	26.3%	16.9%	20.5%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)
3 Years	1.6%	-2.9%	3.5%	3.0%	0.0%	-5.4%
5 Years	2.8%	2.3%	5.7%	4.6%	3.8%	-2.0%
Since Inception (c)	6.7%	1.9%	7.4%	7.8%	2.1%	-0.7%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Excluding dividends.

(c)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2010.

AVE MARIA CATHOLIC VALUES FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
120,000	Stryker Corporation	$6,444,000	3.4%
300,000	Western Union Company (The)	5,571,000	3.0%
40,000	SPDR Gold Trust	5,548,800	2.9%
135,000	Halliburton Company	5,512,050	2.9%
70,000	United Technologies Corporation	5,510,400	2.9%
75,000	Exxon Mobil Corporation	5,484,000	2.9%
110,000	Accenture PLC - Class A	5,333,900	2.8%
150,000	General Cable Corporation	5,263,500	2.8%
200,000	Federated Investors, Inc. - Class B	5,234,000	2.8%
120,000	Comerica, Inc.	5,068,800	2.7%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.6%
Consumer Staples	2.1%
Energy	19.0%
Financials	18.9%
Health Care	13.1%
Industrials	14.9%
Information Technology	10.3%
Materials	6.0%
Exchange-Traded Funds	2.9%
Cash Equivalents, Other Assets and Liabilities	2.2%
100.0%

AVE MARIA CATHOLIC VALUES FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 94.9%	Shares	Market Value
Consumer Discretionary — 10.6%
Diversified Consumer Services — 1.9%
Education Management Corporation *	200,000	$3,620,000

Household Durables — 0.2%
Craftmade International, Inc. *	75,000	371,250

Specialty Retail — 5.7%
American Eagle Outfitters, Inc.	100,000	1,463,000
Chico's FAS, Inc.	400,000	4,812,000
Lowe's Companies, Inc.	175,000	4,389,000
		10,664,000
Textiles, Apparel & Luxury Goods — 2.8%
Coach, Inc.	55,000	3,042,050
VF Corporation	25,000	2,154,500
		5,196,550
Consumer Staples — 2.1%
Food & Staples Retailing — 0.9%
Sysco Corporation	60,000	1,764,000

Personal Products — 1.2%
Avon Products, Inc.	75,000	2,179,500

Energy — 19.0%
Energy Equipment & Services — 7.8%
Halliburton Company	135,000	5,512,050
Schlumberger Limited	45,000	3,757,500
Tidewater, Inc.	50,000	2,692,000
Transocean Ltd. *	40,000	2,780,400
		14,741,950
Oil, Gas & Consumable Fuels — 11.2%
ConocoPhillips	35,000	2,383,500
Devon Energy Corporation	30,000	2,355,300
Exxon Mobil Corporation	75,000	5,484,000
Peabody Energy Corporation	50,000	3,199,000
Range Resources Corporation	95,000	4,273,100
Southwestern Energy Company *	90,000	3,368,700
		21,063,600
Financials — 18.9%
Capital Markets — 2.8%
Federated Investors, Inc. - Class B	200,000	5,234,000

Commercial Banks — 4.3%
Comerica, Inc.	120,000	5,068,800
U.S. Bancorp	110,000	2,966,700
		8,035,500

AVE MARIA CATHOLIC VALUES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Financials — 18.9% (Continued)
Diversified Financial Services — 3.8%
MasterCard, Inc. - Class A	7,500	$1,680,825
Western Union Company (The)	300,000	5,571,000
		7,251,825
Insurance — 5.9%
Alleghany Corporation *	12,253	3,753,952
Hanover Insurance Group, Inc. (The)	70,000	3,270,400
Meadowbrook Insurance Group, Inc.	150,000	1,537,500
Unico American Corporation	282,945	2,586,117
		11,147,969
Real Estate Investment Trusts — 1.0%
HCP, Inc.	50,000	1,839,500

Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc. *	200,000	1,998,000

Health Care — 13.1%
Health Care Equipment & Supplies — 5.6%
Stryker Corporation	120,000	6,444,000
Varian Medical Systems, Inc. *	60,000	4,156,800
		10,600,800
Health Care Providers & Services — 2.2%
Patterson Companies, Inc.	135,000	4,135,050

Life Sciences Tools & Services — 3.3%
Mettler-Toledo International, Inc. *	20,000	3,024,200
Waters Corporation *	40,000	3,108,400
		6,132,600
Pharmaceuticals — 2.0%
Abbott Laboratories	80,000	3,832,800

Industrials — 14.9%
Aerospace & Defense — 4.7%
BE Aerospace, Inc. *	25,000	925,750
General Dynamics Corporation	35,000	2,483,600
United Technologies Corporation	70,000	5,510,400
		8,919,750
Commercial Services & Supplies — 2.2%
Genuine Parts Company	80,000	4,107,200

Construction & Engineering — 1.3%
Foster Wheeler AG *	70,000	2,416,400

Electrical Equipment — 2.8%
General Cable Corporation *	150,000	5,263,500

AVE MARIA CATHOLIC VALUES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Industrials — 14.9% (Continued)
Machinery — 3.9%
Caterpillar, Inc.	40,000	$3,746,400
Graco, Inc.	90,000	3,550,500
		7,296,900
Information Technology — 10.3%
Computers & Peripherals — 2.6%
Hewlett-Packard Company	115,000	4,841,500

IT Services — 6.6%
Accenture PLC - Class A	110,000	5,333,900
International Business Machines Corporation	22,500	3,302,100
Teradata Corporation *	90,000	3,704,400
		12,340,400
Office Electronics — 1.1%
Zebra Technologies Corporation - Class A *	55,000	2,089,450

Materials — 6.0%
Chemicals — 6.0%
FMC Corporation	50,000	3,994,500
Lubrizol Corporation (The)	40,000	4,275,200
Sherwin-Williams Company (The)	35,000	2,931,250
		11,200,950

Total Common Stocks (Cost $137,589,570)		$178,284,944

EXCHANGE-TRADED FUNDS — 2.9%	Shares	Market Value
SPDR Gold Trust * (Cost $4,115,521)	40,000	$5,548,800

MONEY MARKET FUNDS — 2.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $4,466,753)	4,466,753	$4,466,753

Total Investments at Market Value — 100.2% (Cost $146,171,844)		$188,300,497

Liabilities in Excess of Other Assets — (0.2%)		(387,665)

Net Assets — 100.0%		$187,912,832

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA GROWTH FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

For the year ended December 31, 2010, the Ave Maria Growth Fund had a total return of 26.5% compared with 15.1% for the S&P 500 Index. For the three years ended December 31, 2010, the Fund’s total return was 2.8% annualized compared with -2.9% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund’s total return was 10.2%, annualized compared with 6.3% annualized for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for 2010 were:

Polaris Industries, Inc. - (all-terrain vehicles, snowmobiles, motorcycles)	+85.8%
Expeditors International of Washington, Inc. - (global air & ocean freight forwarder)	+58.4%
Dionex Corporation - (analytical instrumentation & related accessories)	+58.1%
Cognizant Technologies Solutions Corporation - (software consulting & maintenance)	+57.4%
Rollins, Inc. - (pest & termite control services)	+53.5%

The bottom five performing issues were:

Gilead Sciences, Inc. - (antiviral, antibacterial & antifungal biopharmaceuticals)	–19.3%
Hewlett-Packard Company - (computer products including printers, servers & PCs)	–16.6%
VCA Antech, Inc. - (animal healthcare products)	–16.4%
Cisco Systems, Inc. - (routers & switching products)	–15.8%
Beckman-Coulter, Inc. - (systems & supplies used for biological analysis)	–8.4%

AVE MARIA GROWTH FUND PORTFOLIO MANAGER COMMENTARY (Continued)

The Fund is diversified among seven economic sectors:

Consumer Discretionary	13.3%
Consumer Staples	8.7%
Energy	5.4%
Financials	7.9%
Health Care	17.8%
Industrials	28.1%
Information Technology	17.7%

As of December 31, 2010, the Ave Maria Growth Fund’s Overall Morningstar Rating* was 5-stars, placing it in the top ten percent of Mid-Cap Growth Funds. The Fund was rated against 677 Mid-Cap Growth Funds for the overall rating.

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

*
Past performance is no guarantee of future returns. Morningstar Ratings™ are based on risk-adjusted returns. The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with a fund’s 3, 5, and 10-year (if applicable) Morningstar Rating™ metrics. For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% one star. For the 3-year and 5-year periods ended December 31, 2010, the Fund was rated 4 stars (out of 677 Mid-Cap Growth Funds) and 5 stars (out of 594 Mid-Cap Growth Funds), respectively.

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2010.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
Gross	1.56%	1.52%
Net	1.50%	1.50%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	2.8%	-2.9%
5 Years	7.0%	2.3%
Since Inception (b)	10.2%	6.3%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2010.

AVE MARIA GROWTH FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
51,900	Dionex Corporation	$6,124,719	4.2%
170,900	Altera Corporation	6,080,622	4.1%
69,500	Polaris Industries, Inc.	5,422,390	3.7%
274,350	Rollins, Inc.	5,418,413	3.7%
95,800	Coach, Inc.	5,298,698	3.6%
71,200	Cognizant Technology Solutions Corporation - Class A	5,218,248	3.5%
128,400	AMETEK, Inc.	5,039,700	3.4%
54,300	C.R. Bard, Inc.	4,983,111	3.4%
94,200	Amphenol Corporation - Class A	4,971,876	3.4%
117,300	Hewlett-Packard Company	4,938,330	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	13.3%
Consumer Staples	8.7%
Energy	5.4%
Financials	7.9%
Health Care	17.8%
Industrials	28.1%
Information Technology	17.7%
Cash Equivalents, Other Assets and Liabilities	1.1%
100.0%

AVE MARIA GROWTH FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 98.9%	Shares	Market Value
Consumer Discretionary — 13.3%
Leisure Equipment & Products — 3.7%
Polaris Industries, Inc.	69,500	$5,422,390

Specialty Retail — 6.0%
AutoZone, Inc. *	15,000	4,088,850
Ross Stores, Inc.	76,600	4,844,950
		8,933,800
Textiles, Apparel & Luxury Goods — 3.6%
Coach, Inc.	95,800	5,298,698

Consumer Staples — 8.7%
Food Products — 6.0%
Kellogg Company	81,600	4,168,128
McCormick & Company, Inc.	101,300	4,713,489
		8,881,617
Household Products — 2.7%
Clorox Company (The)	63,600	4,024,608

Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
Exxon Mobil Corporation	41,400	3,027,168
Occidental Petroleum Corporation	50,300	4,934,430
		7,961,598
Financials — 7.9%
Capital Markets — 5.3%
Eaton Vance Corporation	120,000	3,627,600
SEI Investments Company	175,900	4,184,661
		7,812,261
Insurance — 2.6%
Brown & Brown, Inc.	160,200	3,835,188

Health Care — 17.8%
Biotechnology — 2.9%
Gilead Sciences, Inc. *	118,000	4,276,320

Health Care Equipment & Supplies — 9.1%
C.R. Bard, Inc.	54,300	4,983,111
Stryker Corporation	65,800	3,533,460
Varian Medical Systems, Inc. *	70,700	4,898,096
		13,414,667
Life Sciences Tools & Services — 5.8%
Dionex Corporation *	51,900	6,124,719
Mettler-Toledo International, Inc. *	16,000	2,419,360
		8,544,079

AVE MARIA GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.9% (Continued)	Shares	Market Value
Industrials — 28.1%
Aerospace & Defense — 4.3%
General Dynamics Corporation	57,700	$4,094,392
Precision Castparts Corporation	15,500	2,157,755
		6,252,147
Air Freight & Logistics — 1.8%
Expeditors International of Washington, Inc.	49,100	2,680,860

Commercial Services & Supplies — 3.7%
Rollins, Inc.	274,350	5,418,413

Electrical Equipment — 3.4%
AMETEK, Inc.	128,400	5,039,700

Machinery — 14.9%
Danaher Corporation	101,500	4,787,755
Donaldson Company, Inc.	61,400	3,578,392
Flowserve Corporation	37,000	4,411,140
Graco, Inc.	119,200	4,702,440
Toro Company (The)	72,900	4,493,556
		21,973,283
Information Technology — 17.7%
Computers & Peripherals — 3.3%
Hewlett-Packard Company	117,300	4,938,330

Electronic Equipment, Instruments & Components — 3.4%
Amphenol Corporation - Class A	94,200	4,971,876

IT Services — 6.9%
Accenture PLC - Class A	100,900	4,892,641
Cognizant Technology Solutions Corporation - Class A *	71,200	5,218,248
		10,110,889
Semiconductors & Semiconductor Equipment — 4.1%
Altera Corporation	170,900	6,080,622

Total Common Stocks (Cost $108,055,626)		$145,871,346

AVE MARIA GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $2,673,175)	2,673,175	$2,673,175

Total Investments at Market Value — 100.7% (Cost $110,728,801)		$148,544,521

Liabilities in Excess of Other Assets — (0.7%)		(1,101,027)

Net Assets — 100.0%		$147,443,494

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

2010 was a good year for the Ave Maria Rising Dividend Fund. The total return for the Fund for the year was 17.9% (compared to 15.1% for the S&P 500 Index.). When we reported to you at June 30, 2010, it didn’t look as though it would be a very good year with the Fund down 2.0%. At that point fears of a “double dip” recession were playing on investors’ emotions. But as the year progressed it became increasingly apparent the economy was growing, and corporate profits were recovering fast.

Positive contributions to performance in the portfolio came from Family Dollar Stores, Inc., Ross Stores, Inc., Halliburton Company and Emerson Electric Company. Conversely, Medtronic, Inc., Abbott Laboratories, FPL Group, Inc., and DENTSPLY International, Inc., were a drag on portfolio returns. Health care stocks as a group hurt our performance in 2010. The controversy surrounding passage of the healthcare bill no doubt contributed to this disappointing showing. Notwithstanding, we continue to believe that carefully selected stocks in the industry offer the opportunity for outstanding long-term performance and we have selectively added to positions in recent months.

A year ago, we made mention in our letter that Standard & Poors had described 2009 as the worst year for dividends since they had started keeping records. Against that dismal backdrop we also reported that of the companies in the portfolio at year end, only five had reduced their dividends during the year, while 28 had increased theirs. This year has been considerably better. Of the 41 companies in the Rising Dividend Fund at year end, none reduced their dividend during the year and 33 raised theirs.

Dividends are getting a lot more attention among investors – and rightly so, in our view. For quite a while now, several decades actually, dividends were seen as “your father’s Oldsmobile” – something for old people content to hold high-dividend stocks for the income and willing to accept little growth in exchange. That seems to be changing. Now that the baby boomers are sweeping towards retirement, they can identify with that need for income, and especially if it is a rising stream of income. In addition, after all of the financial deceit of the last ten years, dividends have come to be seen as “quality assurance” in terms of accounting creditability. You can fake earnings, but you can’t fake a dividend. We consider this increased emphasis on dividends as a trend with staying power.

We are optimistic in our outlook for the economy and solidly confident in the long-term outlook for companies held in the Fund. We select companies that have a record of compounding their earnings and dividends at above-average rates on a sustained basis. And through the last few years, as other companies faltered, these great companies haven’t let us down.

AVE MARIA RISING DIVIDEND FUND PORTFOLIO MANAGER COMMENTARY (Continued)

Thank you for your participation in the Fund. We appreciate the confidence you have placed in us and work hard to be worthy of it.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund, the S&P 500 Index,
and the S&P 500 Dividend Aristocrats Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2010.

(c)
Prior to December 31, 2010, the S&P 500 Dividend Aristocrats Index was used as the Fund’s primary benchmark. The S&P 500 Dividend Aristocrats Index measures the performance of large cap, blue chip companies within the S&P 500 that have followed a policy of increasing dividends every year for at least 25 consecutive years. The Fund’s managers believe the S&P 500 Dividend Aristocrats Index is becoming less relevant for comparison purposes because, among other things, S&P has changed the criteria for companies inclusion in the index. The Fund’s managers believe S&P has lowered the standard for a company to qualify for inclusion in the S&P 500 Dividend Aristocrats Index. Therefore, the Fund’s managers believe the S&P 500 Index is the most appropriate index for comparison purposes.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
	1.13%	1.06%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX
2005 (a)	6.7%	8.8%	1.3%
2006	17.9%	15.8%	17.3%
2007	-0.6%	5.5%	-2.1%
2008	-22.8%	-37.0%	-21.9%
2009	25.3%	26.5%	26.6%
2010	17.9%	15.1%	19.4%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX
3 Years	4.5%	-2.9%	5.7%
5 Years	6.0%	2.3%	6.3%
Since Inception (b)	6.5%	3.6%	6.5%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2010.

AVE MARIA RISING DIVIDEND FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
70,000	Exxon Mobil Corporation	$5,118,400	4.0%
65,000	ConocoPhillips	4,426,500	3.5%
50,000	3M Company	4,315,000	3.4%
100,000	Halliburton Company	4,083,000	3.2%
180,000	RPM International, Inc.	3,978,000	3.1%
55,000	General Dynamics Corporation	3,902,800	3.1%
125,000	Paychex, Inc.	3,863,750	3.0%
60,000	Procter & Gamble Company (The)	3,859,800	3.0%
108,000	Home Depot, Inc. (The)	3,786,480	3.0%
42,500	VF Corporation	3,662,650	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.3%
Consumer Staples	17.9%
Energy	13.0%
Financials	11.8%
Health Care	9.0%
Industrials	13.6%
Information Technology	7.1%
Materials	5.7%
Cash Equivalents, Other Assets and Liabilities	4.6%
100.0%

AVE MARIA RISING DIVIDEND FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 95.4%	Shares	Market Value
Consumer Discretionary — 17.3%
Diversified Consumer Services — 2.0%
Weight Watchers International, Inc.	70,000	$2,624,300

Media — 1.1%
John Wiley & Sons, Inc. - Class A	30,000	1,357,200

Multiline Retail — 0.8%
Family Dollar Stores, Inc.	20,000	994,200

Specialty Retail — 8.4%
Cato Corporation (The) - Class A	75,000	2,055,750
Home Depot, Inc. (The)	108,000	3,786,480
Ross Stores, Inc.	45,000	2,846,250
Tractor Supply Company	40,000	1,939,600
		10,628,080
Textiles, Apparel & Luxury Goods — 5.0%
VF Corporation	42,500	3,662,650
Wolverine World Wide, Inc.	85,000	2,709,800
		6,372,450
Consumer Staples — 17.9%
Food & Staples Retailing — 2.8%
Sysco Corporation	120,000	3,528,000

Food Products — 6.6%
Hormel Foods Corporation	50,000	2,563,000
Kellogg Company	70,000	3,575,600
Lancaster Colony Corporation	40,000	2,288,000
		8,426,600
Household Products — 5.6%
Clorox Company (The)	52,500	3,322,200
Procter & Gamble Company (The)	60,000	3,859,800
		7,182,000
Personal Products — 2.9%
Avon Products, Inc.	125,000	3,632,500

Energy — 13.0%
Energy Equipment & Services — 5.5%
Halliburton Company	100,000	4,083,000
Schlumberger Limited	35,000	2,922,500
		7,005,500
Oil, Gas & Consumable Fuels — 7.5%
ConocoPhillips	65,000	4,426,500
Exxon Mobil Corporation	70,000	5,118,400
		9,544,900

AVE MARIA RISING DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.4% (Continued)	Shares	Market Value
Financials — 11.8%
Capital Markets — 2.7%
Federated Investors, Inc. - Class B	130,000	$3,402,100

Commercial Banks — 6.1%
BB&T Corporation	100,000	2,629,000
Comerica, Inc.	60,000	2,534,400
United Bankshares, Inc.	90,000	2,628,000
		7,791,400
Insurance — 3.0%
Chubb Corporation (The)	15,000	894,600
HCC Insurance Holdings, Inc.	100,000	2,894,000
		3,788,600
Health Care — 9.0%
Health Care Equipment & Supplies — 6.4%
DENTSPLY International, Inc.	20,000	683,400
Medtronic, Inc.	55,000	2,039,950
Meridian Bioscience, Inc.	80,000	1,852,800
Stryker Corporation	66,000	3,544,200
		8,120,350
Pharmaceuticals — 2.6%
Abbott Laboratories	70,000	3,353,700

Industrials — 13.6%
Aerospace & Defense — 5.6%
General Dynamics Corporation	55,000	3,902,800
United Technologies Corporation	40,000	3,148,800
		7,051,600
Commercial Services & Supplies — 2.4%
Republic Services, Inc.	100,000	2,986,000

Electrical Equipment — 2.2%
Emerson Electric Company	50,000	2,858,500

Industrial Conglomerates — 3.4%
3M Company	50,000	4,315,000

Information Technology — 7.1%
IT Services — 4.5%
Jack Henry & Associates, Inc.	65,000	1,894,750
Paychex, Inc.	125,000	3,863,750
		5,758,500
Semiconductors & Semiconductor Equipment — 2.6%
Microchip Technology, Inc.	95,000	3,249,950

AVE MARIA RISING DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.4% (Continued)	Shares	Market Value
Materials — 5.7%
Chemicals — 5.7%
Lubrizol Corporation (The)	30,000	$3,206,400
RPM International, Inc.	180,000	3,978,000
		7,184,400

Total Common Stocks (Cost $98,194,771)		$121,155,830

MONEY MARKET FUNDS — 4.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $5,488,017)	5,488,017	$5,488,017

Total Investments at Market Value — 99.7% (Cost $103,682,788)		$126,643,847

Other Assets in Excess of Liabilities — 0.3%		378,037

Net Assets — 100.0%		$127,021,884

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

For 2010 the Ave Maria Opportunity Fund had a total return of 19.2%. It was another good year for the Fund, on top of the 40.8% gain achieved in 2009. For the second year in a row, the smallest, most leveraged companies outperformed larger, less leveraged companies. In that environment, our low-risk, value-oriented investment style resulted in the Fund underperforming its two primary benchmarks during 2010. The Fund has outperformed both benchmarks over longer time periods, as outlined in the table below.

	Average Annual Total Return
	For periods ended 12/31/10
	1 year	2 years	3 years	Since Inception*
Ave Maria Opportunity Fund	19.2%	29.5%	4.4%	2.6%
S&P 600 Smallcap Index	26.3%	25.9%	3.0%	2.3%
Russell 2000 Index	26.9%	27.0%	2.2%	2.0%

* 5/1/06

Several energy related holdings were among the Fund’s best performers in 2010, as oil prices (and many other commodities) rose sharply, based on inflationary fears and the rebounding global economy. Also posting a large gain for the year was Endo Pharmaceuticals Holdings, Inc. Endo, a specialty drug company, made a series of strategic acquisitions in 2010 that should boost long-term growth. Another big winner was Signet Jewelers Ltd., the world’s largest specialty jewelry retailer, with brands such as Kay Jewelers and Jared. The five stocks that performed best for the Fund during 2010 were:

Cimarex Energy Company	Oil, Gas & Consumable Fuels	+84.6%
Rosetta Resources, Inc.	Oil, Gas & Consumable Fuels	+80.8%
Endo Pharmaceuticals Holdings, Inc.	Pharmaceuticals	+74.0%
Rowan Companies, Inc.	Energy Equipment & Services	+72.8%
Signet Jewelers Ltd.	Specialty Retail	+62.5%

The five stocks that performed worst for the Fund during 2010 were:

H&R Block, Inc.	Diversified Financial Services	-23.7%
Investment Technology Group, Inc.	Financials – Capital Markets	-10.3%
Lexmark International, Inc.	Technology Printing & Supplies	-5.9%
Federated Investors, Inc.	Financials – Capital Markets	-2.0%
Forest Laboratories, Inc.	Pharmaceuticals	-0.4%

AVE MARIA OPPORTUNITY FUND PORTFOLIO MANAGER COMMENTARY (Continued)

H&R Block’s stock price suffered as the company reported declining revenue due to the high unemployment rate and fewer customer tax returns filed. Investment Technology Group, Inc. is a service provider to the brokerage and investment community whose revenue and profits were hurt by lackluster institutional equity trading volume last year. Federated Investors, Inc., one of the country’s largest managers of money market funds, was forced to waive a portion of their management fees due to short-term interest rates near 0% for much of the year. We believe each of the companies’ share prices have significant recovery potential from currently depressed levels.

Small and micro-cap stocks have been the biggest winners since the March 2009 low, and the Fund has benefitted a good deal from our small-cap holdings, as reflected above. But as the new decade begins, there appears to be a good bit of speculative froth in many small and micro-cap issues. We of course want to own only high quality, non-speculative shares in our portfolios. And we try to avoid the mistake many investors make during bulls markets – to become unduly focused on return and forget about risk. Managing risk is an essential part of our investment process. As the legendary value investor Seth Klarman says, “the best investors do not target return – they focus first on risk, and only then decide whether the projected return justifies taking each particular risk.”

A fundamental tenet of our investment philosophy is that shares of a well-managed business, purchased at a compelling valuation and held for many years to allow the power of compounding to work, will generate a superior investment result over the long-term. True to this contrarian, value-orientation, the portfolio at year end was heavily represented by what we believe are high quality, low-risk, reasonably priced securities. The average PE ratio for the Fund was 12x. We believe the risk in the portfolio is low and the upside potential is significant.

Thanks for being a shareholder of the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Opportunity Fund and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2010.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
Gross	2.29%	1.79%
Net	1.28%	1.25%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA OPPORTUNITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
2006 (a)	8.3%	4.4%	2.2%
2007	-8.5%	-1.6%	-0.3%
2008	-32.2%	-33.8%	-31.1%
2009	40.8%	27.2%	25.6%
2010	19.2%	26.9%	26.3%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
3 Years	4.4%	2.2%	3.0%
Since Inception (b)	2.6%	2.0%	2.3%

(a)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2010.

AVE MARIA OPPORTUNITY FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
40,000	Avnet, Inc.	$1,321,200	5.3%
16,000	Exxon Mobil Corporation	1,169,920	4.7%
20,000	Ensco PLC - ADR	1,067,600	4.3%
30,000	Arrow Electronics, Inc.	1,027,500	4.1%
25,000	Nintendo Company Ltd. - ADR	908,250	3.7%
6,000	SPDR Gold Trust	832,320	3.4%
20,000	Weight Watchers International, Inc.	749,800	3.0%
25,000	Federated Investors, Inc. - Class B	654,250	2.6%
1,997	Alleghany Corporation	611,821	2.5%
12,500	Accenture PLC - Class A	606,125	2.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.4%
Consumer Staples	1.7%
Energy	17.6%
Financials	22.3%
Health Care	3.7%
Industrials	1.1%
Information Technology	18.9%
Exchange-Traded Funds	4.0%
Cash Equivalents, Other Assets and Liabilities	18.3%
100.0%

AVE MARIA OPPORTUNITY FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 77.7%	Shares	Market Value
Consumer Discretionary — 12.4%
Diversified Consumer Services — 3.0%
Weight Watchers International, Inc.	20,000	$749,800

Leisure Equipment & Products — 3.7%
Nintendo Company Ltd. - ADR	25,000	908,250

Media — 1.5%
John Wiley & Sons, Inc. - Class A	7,934	358,934

Specialty Retail — 2.3%
Ross Stores, Inc.	4,000	253,000
Signet Jewelers Ltd. *	7,500	325,500
		578,500
Textiles, Apparel & Luxury Goods — 1.9%
Wolverine World Wide, Inc.	15,000	478,200

Consumer Staples — 1.7%
Food Products — 1.7%
Lancaster Colony Corporation	7,400	423,280

Energy — 17.6%
Energy Equipment & Services — 9.9%
Atwood Oceanics, Inc. *	8,000	298,960
Ensco PLC - ADR	20,000	1,067,600
Nabors Industries Ltd. *	12,500	293,250
Patterson-UTI Energy, Inc.	25,000	538,750
Rowan Companies, Inc. *	7,500	261,825
		2,460,385
Oil, Gas & Consumable Fuels — 7.7%
Cimarex Energy Company	2,000	177,060
Exxon Mobil Corporation	16,000	1,169,920
Rosetta Resources, Inc. *	5,000	188,200
Southwestern Energy Company *	10,000	374,300
		1,909,480
Financials — 22.3%
Capital Markets — 4.3%
Federated Investors, Inc. - Class B	25,000	654,250
Investment Technology Group, Inc. *	25,000	409,250
		1,063,500
Commercial Banks — 1.4%
United Bancorp Inc. *	100,000	335,000

Diversified Financial Services — 8.4%
Dun & Bradstreet Corporation (The)	5,000	410,450
H&R Block, Inc.	30,000	357,300
Leucadia National Corporation	10,000	291,800

AVE MARIA OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 77.7% (Continued)	Shares	Market Value
Financials — 22.3% (Continued)
Diversified Financial Services — 8.4% (Continued)
PICO Holdings, Inc. *	15,000	$477,000
Western Union Company (The)	30,000	557,100
		2,093,650
Insurance — 5.8%
Alleghany Corporation *	1,997	611,821
Markel Corporation *	500	189,065
Meadowbrook Insurance Group, Inc.	30,000	307,500
White Mountains Insurance Group Ltd.	1,000	335,600
		1,443,986
Real Estate Management & Development — 1.8%
St. Joe Company (The) *	20,000	437,000

Thrifts & Mortgage Finance — 0.6%
Oritani Financial Corporation	10,000	122,400
ViewPoint Financial Group	2,981	34,848
		157,248
Health Care — 3.7%
Pharmaceuticals — 3.7%
Endo Pharmaceuticals Holdings, Inc. *	12,000	428,520
Forest Laboratories, Inc. *	15,000	479,700
		908,220
Industrials — 1.1%
Aerospace & Defense — 1.1%
Sparton Corporation *	33,715	277,812

Information Technology — 18.9%
Computers & Peripherals — 2.3%
Dell, Inc. *	25,000	338,750
Lexmark International, Inc. - Class A *	6,800	236,776
		575,526
Electronic Equipment, Instruments & Components — 11.0%
Arrow Electronics, Inc. *	30,000	1,027,500
Avnet, Inc. *	40,000	1,321,200
Ingram Micro, Inc. - Class A *	20,000	381,800
		2,730,500
IT Services — 4.2%
Accenture PLC - Class A	12,500	606,125
Broadridge Financial Solutions, Inc.	19,800	434,214
		1,040,339
Semiconductors & Semiconductor Equipment — 1.4%
Microchip Technology, Inc.	10,000	342,100

Total Common Stocks (Cost $14,502,173)		$19,271,710

AVE MARIA OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 4.0%	Shares	Market Value
iShares Barclays TIPS Bond Fund	1,500	$161,280
SPDR Gold Trust *	6,000	832,320
Total Exchange-Traded Funds (Cost $759,934)		$993,600

REPURCHASE AGREEMENTS (a) — 4.9%	Face Amount	Market Value
U.S. Bank N.A., 0.01%, dated 12/31/10, due 01/03/11, repurchase proceeds: $1,219,290 (Cost $1,219,289)	$1,219,289	$1,219,289

MONEY MARKET FUNDS — 13.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,099,284	$1,099,284
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,099,284	1,099,284
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.01% (b)	1,099,284	1,099,284
Total Money Market Funds (Cost $3,297,852)		$3,297,852

Total Investments at Market Value — 99.9% (Cost $19,779,248)		$24,782,451

Other Assets in Excess of Liabilities — 0.1%		11,428

Net Assets — 100.0%		$24,793,879

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Repurchase agreement is fully collateralized by $1,178,366 FGCI Pool #G11649, 4.50%, due 02/01/20. The aggregate market value of the collateral at December 31, 2010 was $1,244,010.

(b)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowners:

The Ave Maria World Equity Fund (AVEWX) was launched on May 1, 2010. For the period April 30, 2010 (initial public offering) through December 31, 2010 the Fund was up 12.4%, while the S&P 1200 Global Index return was up 8.5% for the same period. Returns from the world’s stock markets varied widely last year especially in Europe due to the ongoing sovereign debt crisis. Markets in weaker countries such as Greece, Portugal and Ireland declined, while Germany, Sweden, Denmark and others experienced double-digit advances. Markets in many developing economies were up 20% or more. Accelerating inflation and rising interest rates held China and Brazil to single-digit gains.

The investment strategy of the Ave Maria World Equity Fund is to invest for long-term capital appreciation, primarily in non-U.S. companies that operate globally. We want companies that generate above-average returns on invested capital by virtue of superior products, good management and efficient utilization of assets. The Fund focuses on non-U.S. companies and U.S. companies with at least 50% of their revenues derived from outside of the U.S. All of the stocks owned by the Fund trade in the United States and are denominated in U.S. dollars with shares of foreign domiciled companies represented by American Depositary Receipts (ADRs).

Stocks with the largest positive impact on Fund performance in 2010 were energy and capital infrastructure related, particularly companies with substantial participation in the developing economies of Asia, the Middle East, Africa and South America. These stocks included Foster Wheeler AG (Engineering and Construction), General Cable Corporation (Electrical Wire & Cable), Siemens AG (Capital Equipment), Schlumberger Limited (Oil Service), and BHP Billiton Ltd. (Mining & Energy). Negative contributors included Banco Santander S.A. (Banking), Mindray Medical International Ltd. (Medical Equipment), Hewlett-Packard Company (Technology), and Delhaize Group (Food Retail).

As of December 31st, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
United States	39%	48%
Europe	21%	18%
United Kingdom	2%	10%
Japan	4%	8%
Canada	9%	5%
Asia ex Japan	5%	5%
Australia	2%	4%
Latin America	3%	2%
Other	1%	—
Cash	14%	—

AVE MARIA WORLD EQUITY FUND PORTFOLIO MANAGER COMMENTARY (Continued)

The Fund’s cash position was elevated by significant new inflows near year end.

All investments comply with the Ave Maria Mutual Fund moral screens established by our Catholic Advisory Board.

Thank you for your interest in the Fund.

Gregory R. Heilman, CFA
Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(c)	Annualized.

Expense Ratio information as of:	Projected (as disclosed in April 30, 2010 prospectus)	Period Ended 12-31-10 (b) (c)
Gross	3.62%	2.45%
Net	1.52%	1.50%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND TEN LARGEST EQUITY HOLDINGS December 31, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
3,500	Toyota Motor Corporation - ADR	$275,205	2.3%
6,500	Hewlett-Packard Company	273,650	2.3%
11,000	Heineken NV - Unsponsored ADR	270,380	2.3%
5,000	Tidewater, Inc.	269,200	2.2%
5,500	Accenture PLC - Class A	266,695	2.2%
5,500	Abbott Laboratories	263,505	2.2%
7,500	Foster Wheeler AG	258,900	2.1%
3,000	3M Company	258,900	2.1%
3,200	Colgate-Palmolive Company	257,184	2.1%
13,500	Western Union Company (The)	250,695	2.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	5.4%
Consumer Staples	12.1%
Energy	14.2%
Financials	10.5%
Health Care	3.7%
Industrials	15.2%
Information Technology	11.4%
Materials	5.6%
Telecommunication Services	6.2%
Exchange-Traded Funds	1.4%
Cash Equivalents, Other Assets and Liabilities	14.3%
100.0%

AVE MARIA WORLD EQUITY FUND SCHEDULE OF INVESTMENTS December 31, 2010

COMMON STOCKS — 84.3%	Shares	Market Value
Consumer Discretionary — 5.4%
Automobiles — 2.3%
Toyota Motor Corporation - ADR	3,500	$275,205

Hotels, Restaurants & Leisure — 1.9%
McDonald's Corporation	3,000	230,280

Leisure Equipment & Products — 1.2%
Nintendo Company Ltd. - ADR	4,000	145,320

Consumer Staples — 12.1%
Beverages — 4.1%
Diageo PLC - ADR	3,000	222,990
Heineken NV - Unsponsored ADR	11,000	270,380
		493,370
Food & Staples Retailing — 1.8%
Delhaize Group - ADR	3,000	221,130

Food Products — 2.0%
Nestlé S.A. - ADR	4,000	235,280

Household Products — 2.1%
Colgate-Palmolive Company	3,200	257,184

Personal Products — 2.1%
Avon Products, Inc.	8,500	247,010

Energy — 14.2%
Energy Equipment & Services — 6.1%
Schlumberger Limited	3,000	250,500
Tidewater, Inc.	5,000	269,200
Transocean Ltd. *	3,000	208,530
		728,230
Oil, Gas & Consumable Fuels — 8.1%
Advantage Oil & Gas Ltd. *	25,000	170,000
Canadian Natural Resources Ltd.	4,500	199,890
Exxon Mobil Corporation	3,000	219,360
Petróleo Brasileiro S.A. - ADR	5,000	189,200
Suncor Energy, Inc.	5,000	191,450
		969,900
Financials — 10.5%
Commercial Banks — 3.3%
Banco Santander S.A. - ADR	16,000	170,400
Toronto-Dominion Bank (The)	3,000	222,930
		393,330

AVE MARIA WORLD EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.3% (Continued)	Shares	Market Value
Financials — 10.5% (Continued)
Diversified Financial Services — 3.9%
MasterCard, Inc. - Class A	1,000	$224,110
Western Union Company (The)	13,500	250,695
		474,805
Insurance — 3.3%
Allianze SE - ADR	11,000	130,570
AXA S.A. - ADR	8,000	133,200
Zurich Financial Services AG - ADR	5,000	129,450
		393,220
Health Care — 3.7%
Health Care Equipment & Supplies — 1.5%
Mindray Medical International Ltd. - ADR	7,000	184,800

Pharmaceuticals — 2.2%
Abbott Laboratories	5,500	263,505

Industrials — 15.2%
Aerospace & Defense — 2.0%
United Technologies Corporation	3,000	236,160

Construction & Engineering — 2.1%
Foster Wheeler AG *	7,500	258,900

Electrical Equipment — 2.0%
General Cable Corporation *	7,000	245,630

Industrial Conglomerates — 5.8%
3M Company	3,000	258,900
Koninklijke Philips Electronics NV - ADR	6,000	184,200
Siemens AG - ADR	2,000	248,500
		691,600
Machinery — 1.4%
Lincoln Electric Holdings, Inc.	2,500	163,175

Road & Rail — 1.9%
Canadian National Railway Company	3,500	232,645

Information Technology — 11.4%
Computers & Peripherals — 2.3%
Hewlett-Packard Company	6,500	273,650

Electronic Equipment, Instruments & Components — 1.6%
LG Display Company Ltd. - ADR	11,000	195,250

AVE MARIA WORLD EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.3% (Continued)	Shares	Market Value
Information Technology — 11.4% (Continued)
IT Services — 4.1%
Accenture PLC - Class A	5,500	$266,695
International Business Machines Corporation	1,500	220,140
		486,835
Office Electronics — 1.6%
Zebra Technologies Corporation - Class A *	5,000	189,950

Software — 1.8%
Longtop Financial Technologies Limited - ADR *	6,000	217,080

Materials — 5.6%
Chemicals — 3.7%
Lubrizol Corporation (The)	1,900	203,072
Syngenta AG - ADR	4,000	235,120
		438,192
Metals & Mining — 1.9%
BHP Billiton Ltd. - ADR	2,500	232,300

Telecommunication Services — 6.2%
Diversified Telecommunication Services — 2.9%
CenturyLink, Inc.	4,000	184,680
Telefónica S.A. - ADR	2,500	171,050
		355,730
Wireless Telecommunication Services — 3.3%
América Móvil S.A.B. de C.V. - Series L - ADR	3,500	200,690
Millicom International Cellular S.A.	2,000	191,200
		391,890

Total Common Stocks (Cost $9,108,729)		$10,121,556

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Market Value
SPDR Gold Trust * (Cost $143,155)	1,200	$166,464

AVE MARIA WORLD EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 14.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	571,640	$571,640
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	566,692	566,692
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.01% (a)	571,641	571,641
Total Money Market Funds (Cost $1,709,973)		$1,709,973

Total Investments at Market Value — 100.0% (Cost $10,961,857)		$11,997,993

Other Assets in Excess of Liabilities — 0.0%		1,615

Net Assets — 100.0%		$11,999,608

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA BOND FUND PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders,

2010 was another good year for the Ave Maria Bond Fund. The Fund had a total return of 6.7% for the year while the Barclays Capital Intermediate Government/Credit Index had a total return of 5.9%.

Portfolio returns for the year were aided by the overweighting of investment grade corporate bonds while the relatively short average maturity of the portfolio acted as a moderate drag on performance. Positions in dividend paying common stocks also added to performance. At year end, the dividend yield on the common stock position was an attractive 3.4%. Of the 22 common stocks held in the portfolio at year end, 19, or 86%, raised their dividend during 2010.

Factors seen as impacting the fixed-income markets in 2011 include an improving economy and continued stimulative monetary policy. There is also reason to hope that with the new Congress there will be a more focused effort to address the runaway budgetary deficits that have mushroomed in recent years. (In our view that would be a distinct positive for the fixed-income markets.) There remains the risk that the Fed will be slow in withdrawing the highly stimulative monetary policy it has applied for so long, the unintended consequences of which could be an increase in the rate of inflation. A recovering economy and increase in the rate of inflation would likely mean higher interest rates. Accordingly, we have structured the bond portion of the portfolio in a defensive manner with a short average maturity. A stronger economy also increases the likelihood that corporate bonds and dividend-paying stocks will do well. The portfolio currently has an overweight position in investment grade corporate bonds and maximum 20% position in common stocks. We are constructive in our outlook for the capital markets and expect the Ave Maria Bond Fund to have another good year in 2011.

Thank you for your participation in the Fund. We appreciate the confidence you have placed in us and work hard to be worthy of it.

With best regards,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Barclays Capital U.S.
Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2010.

Expense Ratio information as of:	Year Ended 12-31-09 (as disclosed in April 30, 2010 prospectus)	Year Ended 12-31-10
Gross	0.95%	0.85%
Net	0.72%	0.70%

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2010 (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	5.6%	5.4%
5 Years	5.5%	5.5%
Since Inception (b)	4.7%	4.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2010.

AVE MARIA BOND FUND TEN LARGEST HOLDINGS* December 31, 2010 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	$3,101,484	4.2%
2,500,000	U.S. Treasury Notes, 1.000%, due 10/31/11	2,514,647	3.4%
2,500,000	U.S. Treasury Notes, 0.750%, due 11/30/11	2,509,863	3.4%
2,165,880	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,430,862	3.3%
1,500,000	Private Export Funding Corporation, 5.685%, due 05/15/12	1,605,804	2.2%
1,500,000	U.S. Treasury Notes, 2.375%, due 08/31/14	1,553,907	2.1%
1,500,000	U.S. Treasury Notes, 1.375%, due 10/15/12	1,522,091	2.0%
1,500,000	U.S. Treasury Notes, 1.375%, due 03/15/13	1,521,915	2.0%
1,055,230	U.S. Treasury Inflation-Protected Notes, 2.625%, due 07/15/17	1,200,901	1.6%
1,000,000	Apache Corporation, 5.625%, due 01/15/17	1,140,527	1.5%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
U.S. Treasuries	24.7%
U.S. Government Agencies	9.6%

CORPORATE BONDS
Sector
Consumer Discretionary	3.7%
Consumer Staples	6.7%
Energy	3.0%
Financials	5.0%
Health Care	1.4%
Industrials	5.4%
Information Technology	3.6%
Materials	2.8%
Telecommunication Services	1.6%
Utilities	3.9%

COMMON STOCKS
Sector
Consumer Discretionary	2.1%
Consumer Staples	4.6%
Energy	2.1%
Financials	2.7%
Health Care	0.9%
Industrials	2.3%
Information Technology	1.5%
Materials	1.2%
Utilities	2.4%

CASH EQUIVALENTS, OTHER ASSETS AND LIABILITIES	8.8%
100.0%

AVE MARIA BOND FUND SCHEDULE OF INVESTMENTS December 31, 2010

U.S. TREASURY OBLIGATIONS — 24.7%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 4.9%
2.500%, due 07/15/16	$2,165,880	$2,430,862
2.625%, due 07/15/17	1,055,230	1,200,901
		3,631,763
U.S. Treasury Notes — 19.8%
1.000%, due 10/31/11	2,500,000	2,514,647
0.750%, due 11/30/11	2,500,000	2,509,863
1.375%, due 10/15/12	1,500,000	1,522,091
1.375%, due 03/15/13	1,500,000	1,521,915
2.375%, due 08/31/14	1,500,000	1,553,907
2.500%, due 04/30/15	3,000,000	3,101,484
2.625%, due 02/29/16	1,000,000	1,026,328
2.375%, due 03/31/16	1,000,000	1,012,656
		14,762,891

Total U.S. Treasury Obligations (Cost $17,837,454)		$18,394,654

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.6%	Par Value	Market Value
Federal Farm Credit Bank — 5.0%
4.480%, due 08/24/12	$1,000,000	$1,063,560
4.600%, due 12/27/12	1,000,000	1,076,843
1.100%, due 09/23/13	500,000	499,367
4.500%, due 01/22/15	1,000,000	1,112,142
		3,751,912
Federal Home Loan Bank — 1.7%
2.650%, due 08/12/13	750,000	758,840
3.740%, due 02/06/14	500,000	517,960
		1,276,800
Private Export Funding Corporation — 2.9%
5.685%, due 05/15/12	1,500,000	1,605,804
3.550%, due 04/15/13	500,000	529,787
		2,135,591
Total U.S. Government Agency Obligations (Cost $6,862,325)		$7,164,303

AVE MARIA BOND FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 37.1%	Par Value	Market Value
Consumer Discretionary — 3.7%
Home Depot, Inc. (The), 5.400%, due 03/01/16	$1,000,000	$1,120,605
Johnson Controls, Inc., 5.500%, due 01/15/16	500,000	546,775
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	554,863
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	500,000	530,826
		2,753,069
Consumer Staples — 6.7%
Avon Products, Inc., 5.625%, due 03/01/14	1,000,000	1,108,068
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,083,979
Hormel Foods Corporation, 6.625%, due 06/01/11	600,000	615,737
Procter & Gamble Company (The), 4.950%, due 08/15/14	1,000,000	1,110,833
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,063,996
		4,982,613
Energy — 3.0%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,140,527
ConocoPhillips, 4.750%, due 02/01/14	1,000,000	1,086,262
		2,226,789
Financials — 5.0%
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,055,097
Burlington Resources Financial Company, 6.500%, due 12/01/11	500,000	526,327
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,091,867
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,081,082
		3,754,373
Health Care — 1.4%
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,021,727

Industrials — 5.4%
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,112,303
Dover Corporation, 6.500%, due 02/15/11	1,000,000	1,007,084
Eaton Corporation, 4.900%, due 05/15/13	500,000	539,342
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	539,592
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	806,512
		4,004,833
Information Technology — 3.6%
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,132,423
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	493,714
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	536,791
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	569,841
		2,732,769

AVE MARIA BOND FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 37.1% (Continued)	Par Value	Market Value
Materials — 2.8%
Praxair, Inc., 6.375%, due 04/01/12	$1,000,000	$1,066,689
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,028,927
		2,095,616
Telecommunication Services — 1.6%
Verizon Communications, Inc., 4.350%, due 02/15/13	500,000	531,703
Verizon Communications, Inc., 4.900%, due 09/15/15	600,000	658,895
		1,190,598
Utilities — 3.9%
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	838,333
NextEra Energy Capital Holdings, Inc., 5.625%, due 09/01/11	1,000,000	1,030,680
Southern Power Company, 6.250%, due 07/15/12	1,000,000	1,075,141
		2,944,154

Total Corporate Bonds (Cost $26,799,556)		$27,706,541

COMMON STOCKS — 19.8%	Shares	Market Value
Consumer Discretionary — 2.1%
Specialty Retail — 1.2%
Home Depot, Inc. (The)	25,000	$876,500

Textiles, Apparel & Luxury Goods — 0.9%
VF Corporation	8,000	689,440

Consumer Staples — 4.6%
Food & Staples Retailing — 1.0%
Sysco Corporation	25,000	735,000

Household Products — 2.6%
Clorox Company (The)	10,000	632,800
Kimberly-Clark Corporation	11,000	693,440
Procter & Gamble Company (The)	10,000	643,300
		1,969,540
Personal Products — 1.0%
Avon Products, Inc.	25,000	726,500

Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
ConocoPhillips	12,500	851,250
Exxon Mobil Corporation	10,000	731,200
		1,582,450

AVE MARIA BOND FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 19.8% (Continued)	Shares	Market Value
Financials — 2.7%
Capital Markets — 1.0%
Federated Investors, Inc. - Class B	30,000	$785,100

Commercial Banks — 1.2%
United Bankshares, Inc.	30,000	876,000

Insurance — 0.5%
Chubb Corporation (The)	6,000	357,840

Health Care — 0.9%
Pharmaceuticals — 0.9%
Abbott Laboratories	15,000	718,650

Industrials — 2.3%
Commercial Services & Supplies — 0.3%
Genuine Parts Company	5,000	256,700

Electrical Equipment — 0.8%
Emerson Electric Company	10,000	571,700

Industrial Conglomerates — 1.2%
3M Company	10,000	863,000

Information Technology — 1.5%
IT Services — 1.0%
Paychex, Inc.	25,000	772,750

Semiconductors & Semiconductor Equipment — 0.5%
Microchip Technology, Inc.	10,000	342,100

Materials — 1.2%
Chemicals — 1.2%
RPM International, Inc.	40,000	884,000

Utilities — 2.4%
Electric Utilities — 1.7%
Exelon Corporation	12,500	520,500
Southern Company (The)	20,000	764,600
		1,285,100
Multi-Utilities — 0.7%
NSTAR	12,000	506,280

Total Common Stocks (Cost $12,439,305)		$14,798,650

AVE MARIA BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 8.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	3,341,701	$3,341,701
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.01% (a)	2,589,723	2,589,723
Total Money Market Funds (Cost $5,931,424)		$5,931,424

Total Investments at Market Value — 99.2% (Cost $69,870,064)		$73,995,572

Other Assets in Excess of Liabilities — 0.8%		610,907

Net Assets — 100.0%		$74,606,479

(a)	The rate shown is the 7-day effective yield as of December 31, 2010.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2010

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$146,171,844	$110,728,801	$103,682,788
At market value (Note 1)	$188,300,497	$148,544,521	$126,643,847
Receivable for capital shares sold	129,692	234,395	208,635
Receivable for investment securities sold	—	—	503,816
Dividends receivable	100,376	101,551	138,099
Other assets	16,280	15,442	16,919
TOTAL ASSETS	188,546,845	148,895,909	127,511,316

LIABILITIES
Payable for investment securities purchased	—	1,016,473	145,597
Payable for capital shares redeemed	67,109	39,743	69,182
Payable to Adviser (Note 2)	456,666	330,076	229,993
Payable to administrator (Note 2)	23,080	18,010	15,790
Accrued shareholder servicing fees (Note 2)	48,745	16,691	—
Other accrued expenses	38,413	31,422	28,870
TOTAL LIABILITIES	634,013	1,452,415	489,432

NET ASSETS	$187,912,832	$147,443,494	$127,021,884

NET ASSETS CONSIST OF:
Paid-in capital	$161,760,192	$110,024,163	$108,998,569
Undistributed net investment income	—	—	756
Accumulated net realized losses from security transactions	(15,976,013)	(396,389)	(4,938,500)
Net unrealized appreciation on investments	42,128,653	37,815,720	22,961,059
NET ASSETS	$187,912,832	$147,443,494	$127,021,884
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,440,914	7,170,955	10,153,034
Net asset value, offering price and redemption price per share (Note 1)	$16.42	$20.56	$12.51

See notes to financial statements.

AVE MARIA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2010 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$19,779,248	$10,961,857	$69,870,064
At market value (Note 1)	$24,782,451	$11,997,993	$73,995,572
Cash	—	692	—
Receivable for capital shares sold	50,097	6,478	170,756
Dividends and interest receivable	12,815	4,522	611,596
Other assets	8,760	10,752	13,871
TOTAL ASSETS	24,854,123	12,020,437	74,791,795

LIABILITIES
Payable for capital shares redeemed	14,944	1	26,792
Payable to Adviser (Note 2)	28,280	7,428	113,378
Payable to administrator (Note 2)	4,000	2,500	6,120
Accrued shareholder servicing fees (Note 2)	—	—	17,573
Other accrued expenses	13,020	10,900	21,453
TOTAL LIABILITIES	60,244	20,829	185,316

NET ASSETS	$24,793,879	$11,999,608	$74,606,479

NET ASSETS CONSIST OF:
Paid-in capital	$22,702,650	$11,018,975	$70,480,363
Undistributed net investment income	—	314	608
Accumulated net realized losses from security transactions	(2,911,974)	(55,817)	—
Net unrealized appreciation on investments	5,003,203	1,036,136	4,125,508
NET ASSETS	$24,793,879	$11,999,608	$74,606,479
Shares of beneficial interest outstanding unlimited number of shares authorized, no par value)	2,285,384	1,067,169	6,844,911
Net asset value, offering price and redemption price per share (Note 1)	$10.85	$11.24	$10.90

See notes to financial statements.

AVE MARIA MUTUAL FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,656,093	$1,511,653	$2,941,987
Foreign withholding taxes on dividends	(2,197)	—	(4,845)
Interest	5	—	—
TOTAL INCOME	2,653,901	1,511,653	2,937,142

EXPENSES
Investment advisory fees (Note 2)	1,662,145	1,204,784	854,548
Shareholder servicing fees (Note 2)	429,926	311,841	—
Administration, accounting and transfer agent fees (Note 2)	257,949	187,148	170,919
Postage and supplies	54,141	42,199	33,300
Legal and audit fees	43,085	39,408	37,379
Trustees’ fees and expenses	27,533	27,533	27,533
Registration fees	22,058	24,699	25,543
Custodian and bank service fees	14,493	12,863	15,953
Insurance expense	14,216	10,167	9,420
Printing of shareholder reports	9,462	7,452	5,775
Compliance service fees and expenses (Note 2)	8,464	6,412	5,924
Advisory board fees and expenses	6,702	6,702	6,702
Other expenses	16,823	13,221	12,407
TOTAL EXPENSES	2,566,997	1,894,429	1,205,403
Less fee reductions by the Adviser (Note 2)	(11,880)	(28,978)	—
Plus previous investment advisory fee reductions and expense reimbursements recouped by the Adviser	24,444	3,983	—
NET EXPENSES	2,579,561	1,869,434	1,205,403

NET INVESTMENT INCOME/(LOSS)	74,340	(357,781)	1,731,739

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	16,045,399	2,045,253	6,756,690
Net change in unrealized appreciation/ depreciation on investments	16,955,495	28,377,461	10,852,999
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	33,000,894	30,422,714	17,609,689

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,075,234	$30,064,933	$19,341,428

See notes to financial statements.

AVE MARIA MUTUAL FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010(a) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$264,482	$80,077	$471,910
Foreign withholding taxes on dividends	(1,794)	(5,984)	—
Interest	125	36	1,536,903
TOTAL INCOME	262,813	74,129	2,008,813

EXPENSES
Investment advisory fees (Note 2)	192,864	46,749	195,192
Administration, accounting and transfer agent fees (Note 2)	48,000	20,000	65,115
Shareholder servicing fees (Note 2)	—	—	74,718
Legal and audit fees	25,640	16,825	31,919
Trustees’ fees and expenses	27,533	8,960	27,533
Registration fees	21,664	11,892	22,638
Postage and supplies	12,207	2,845	18,530
Custodian and bank service fees	7,191	3,692	7,209
Advisory board fees and expenses	6,702	3,250	6,702
Insurance expense	1,925	301	5,768
Printing of shareholder reports	2,599	383	3,384
Compliance service fees and expenses (Note 2)	1,485	301	3,607
Other expenses	10,556	5,282	17,690
TOTAL EXPENSES	358,366	120,480	480,005
Less fee reductions by the Adviser (Note 2)	(108,644)	(46,665)	(101,299)
Plus previous investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 2)	—	—	73,764
NET EXPENSES	249,722	73,815	452,470

NET INVESTMENT INCOME	13,091	314	1,556,343

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains/(losses) from security transactions	1,809,414	(55,817)	1,035,733
Net change in unrealized appreciation/ depreciation on investments	1,805,357	1,036,136	1,513,777
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,614,771	980,319	2,549,510

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,627,862	$980,633	$4,105,853

(a)	Except for the Ave Maria World Equity Fund, which represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$74,340	$101,661
Net realized gains/(losses) from security transactions	16,045,399	(26,952,403)
Net change in unrealized appreciation/depreciation on investments	16,955,495	73,480,417
Net increase in net assets resulting from operations	33,075,234	46,629,675

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(107,531)	(78,832)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,029,400	17,706,350
Reinvestment of distributions to shareholders	99,585	71,637
Payments for shares redeemed	(32,818,126)	(26,508,258)
Net decrease in net assets from capital share transactions	(15,689,141)	(8,730,271)

TOTAL INCREASE IN NET ASSETS	17,278,562	37,820,572

NET ASSETS
Beginning of year	170,634,270	132,813,698
End of year	$187,912,832	$170,634,270

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$22,829

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,181,302	1,597,482
Shares issued in reinvestment of distributions to shareholders	6,386	5,221
Shares redeemed	(2,266,543)	(2,490,518)
Net decrease in shares outstanding	(1,078,855)	(887,815)
Shares outstanding, beginning of year	12,519,769	13,407,584
Shares outstanding, end of year	11,440,914	12,519,769

See notes to financial statements.

AVE MARIA GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment loss	$(357,781)	$(147,653)
Net realized gains/(losses) from security transactions	2,045,253	(2,247,782)
Net change in unrealized appreciation/depreciation on investments	28,377,461	26,107,379
Net increase in net assets resulting from operations	30,064,933	23,711,944

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,190,293	26,840,519
Payments for shares redeemed	(27,438,065)	(18,837,145)
Net increase in net assets from capital share transactions	1,752,228	8,003,374

TOTAL INCREASE IN NET ASSETS	31,817,161	31,715,318

NET ASSETS
Beginning of year	115,626,333	83,911,015
End of year	$147,443,494	$115,626,333

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,625,271	2,011,419
Shares redeemed	(1,566,917)	(1,424,147)
Net increase in shares outstanding	58,354	587,272
Shares outstanding, beginning of year	7,112,601	6,525,329
Shares outstanding, end of year	7,170,955	7,112,601

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$1,731,739	$1,169,685
Net realized gains/(losses) from security transactions	6,756,690	(7,446,166)
Net change in unrealized appreciation/depreciation on investments	10,852,999	26,648,284
Net increase in net assets resulting from operations	19,341,428	20,371,803

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,746,969)	(1,175,419)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,251,594	34,004,905
Reinvestment of distributions to shareholders	1,420,740	902,904
Payments for shares redeemed	(39,106,203)	(18,344,942)
Net increase in net assets from capital share transactions	6,566,131	16,562,867

TOTAL INCREASE IN NET ASSETS	24,160,590	35,759,251

NET ASSETS
Beginning of year	102,861,294	67,102,043
End of year	$127,021,884	$102,861,294

UNDISTRIBUTED NET INVESTMENT INCOME	$756	$15,986

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,861,627	3,739,324
Shares issued in reinvestment of distributions to shareholders	123,135	98,164
Shares redeemed	(3,383,504)	(1,979,482)
Net increase in shares outstanding	601,258	1,858,006
Shares outstanding, beginning of year	9,551,776	7,693,770
Shares outstanding, end of year	10,153,034	9,551,776

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income/(loss)	$13,091	$(31,234)
Net realized gains from security transactions	1,809,414	460,366
Net change in unrealized appreciation/depreciation on investments	1,805,357	3,818,418
Net increase in net assets resulting from operations	3,627,862	4,247,550

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(13,091)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,114,867	6,802,984
Reinvestment of distributions to shareholders	11,827	—
Payments for shares redeemed	(4,734,146)	(4,123,128)
Net increase in net assets from capital share transactions	4,392,548	2,679,856

TOTAL INCREASE IN NET ASSETS	8,007,319	6,927,406

NET ASSETS
Beginning of year	16,786,560	9,859,154
End of year	$24,793,879	$16,786,560

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	940,239	876,955
Shares issued in reinvestment of distributions to shareholders	1,088	—
Shares redeemed	(498,649)	(559,180)
Net increase in shares outstanding	442,678	317,775
Shares outstanding, beginning of year	1,842,706	1,524,931
Shares outstanding, end of year	2,285,384	1,842,706

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2010 (a)
FROM OPERATIONS
Net investment income	$314
Net realized losses from security transactions	(55,817)
Net change in unrealized appreciation/depreciation on investments	1,036,136
Net increase in net assets resulting from operations	980,633

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,420,388
Payments for shares redeemed	(401,413)
Net increase in net assets from capital share transactions	11,018,975

TOTAL INCREASE IN NET ASSETS	11,999,608

NET ASSETS
Beginning of period	—
End of period	$11,999,608

UNDISTRIBUTED NET INVESTMENT INCOME	$314

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,107,387
Shares redeemed	(40,218)
Net increase in shares outstanding	1,067,169
Shares outstanding, beginning of period	—
Shares outstanding, end of period	1,067,169

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

See notes to financial statements.

AVE MARIA BOND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$1,556,343	$1,438,413
Net realized gains/(losses) from security transactions	1,035,733	(867,627)
Net change in unrealized appreciation/depreciation on investments	1,513,777	4,337,523
Net increase in net assets resulting from operations	4,105,853	4,908,309

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	(1,548,731)	(1,311,992)
From net investment income, Class I	(7,253)	(129,497)
From net realized gains on investments, Class R	(95,291)	—
Decrease in net assets from distributions to shareholders	(1,651,275)	(1,441,489)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R (Note 1)
Proceeds from shares sold	31,117,816	18,755,472
Reinvestment of distributions to shareholders	1,368,393	1,154,469
Payments for shares redeemed	(12,110,415)	(9,448,338)
Net increase in net assets from Class R capital share transactions	20,375,794	10,461,603

CLASS I (Note 1)
Proceeds from shares sold	—	160,000
Payments for shares redeemed	(2,768,633)	(3,000,000)
Net decrease in net assets from Class I capital share transactions	(2,768,633)	(2,840,000)

TOTAL INCREASE IN NET ASSETS	20,061,739	11,088,423

NET ASSETS
Beginning of year	54,544,740	43,456,317
End of year	74,606,479	$54,544,740

UNDISTRIBUTED NET INVESTMENT INCOME	$608	$289

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R (Note 1)
Shares sold	2,898,913	1,873,729
Shares issued in reinvestment of distributions to shareholders	127,324	114,465
Shares redeemed	(1,123,758)	(941,361)
Net increase in shares outstanding	1,902,479	1,046,833
Shares outstanding, beginning of year	4,942,432	3,895,599
Shares outstanding, end of year	6,844,911	4,942,432

CLASS I (Note 1)
Shares sold	—	15,355
Shares redeemed	(262,768)	(295,342)
Net decrease in shares outstanding	(262,768)	(279,987)
Shares outstanding, beginning of year	262,768	542,755
Shares outstanding, end of year	—	262,768

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006
Net asset value at beginning of year	$13.63	$9.91	$15.70		$16.50		$15.06

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	0.01	(0.00	)(a)	0.00	(a)	(0.04)
Net realized and unrealized gains/ (losses) on investments	2.79	3.72	(5.78)		(0.67)		2.18
Total from investment operations	2.80	3.73	(5.78)		(0.67)		2.14

Less distributions:
From net investment income	(0.01)	(0.01)	—		(0.00	)(a)	—
From net realized gains on investments	—	—	(0.01)		(0.13)		(0.70)
Total distributions	(0.01)	(0.01)	(0.01)		(0.13)		(0.70)

Net asset value at end of year	$16.42	$13.63	$9.91		$15.70		$16.50

Total return (b)	20.5%	37.6%	(36.8%	)(c)	(4.0%	)(c)	14.2%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$187,913	$170,634	$132,814		$247,195		$258,012

Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%		1.50%		1.50%

Ratio of net investment income/(loss) to average net assets	0.04%	0.07%	(0.03%	)	0.03%		(0.23% )

Portfolio turnover rate	33%	58%	53%		52%		59%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56%, 1.54% and 1.52% for the years ended December 31, 2010, 2009, 2008 and 2006, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$16.26		$12.86		$18.94	$17.22	$15.00

Income/(loss) from investment operations:
Net investment loss	(0.05)		(0.02)		(0.06)	(0.09)	(0.04)
Net realized and unrealized gains/ (losses) on investments	4.35		3.42		(6.02)	2.09	2.40
Total from investment operations	4.30		3.40		(6.08)	2.00	2.36

Less distributions:
From net realized gains on investments	—		—		—	(0.28)	(0.14)

Net asset value at end of year	$20.56		$16.26		$12.86	$18.94	$17.22

Total return (a)	26.5%		26.4%		(32.1% )	11.6%	15.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$147,443		$115,626		$83,911	$116,737	$85,211

Ratio of net expenses to average net assets (b)	1.50%		1.50%		1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.29%	)	(0.16%	)	(0.35% )	(0.55% )	(0.30% )

Portfolio turnover rate	25%		9%		22%	9%	13%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61%, 1.60%, 1.56% and 1.62% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$10.77	$8.72	$11.54	$12.08	$10.59

Income/(loss) from investment operations:
Net investment income	0.17	0.13	0.15	0.16	0.14
Net realized and unrealized gains/ (losses) on investments	1.74	2.05	(2.74)	(0.22)	1.75
Total from investment operations	1.91	2.18	(2.59)	(0.06)	1.89

Less distributions:
From net investment income	(0.17)	(0.13)	(0.15)	(0.16)	(0.14)
From net realized gains on investments	—	—	(0.08)	(0.32)	(0.26)
Total distributions	(0.17)	(0.13)	(0.23)	(0.48)	(0.40)

Net asset value at end of year	$12.51	$10.77	$8.72	$11.54	$12.08

Total return (a)	17.9%	25.3%	(22.8% )	(0.6% )	17.9%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$127,022	$102,861	$67,102	$82,743	$35,051

Ratio of net expenses to average net assets	1.06%	1.11%	1.15%	1.14%	1.25% (b)

Ratio of net investment income to average net assets	1.52%	1.42%	1.41%	1.26%	1.23%

Portfolio turnover rate	34%	63%	39%	41%	65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.31% for the year ended December 31, 2006.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006(a)
Net asset value at beginning of period	$9.11	$6.47		$9.58	$10.55	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.02)		0.03	0.07	0.06
Net realized and unrealized gains/ (losses) on investments	1.74	2.66		(3.11)	(0.97)	0.77
Total from investment operations	1.75	2.64		(3.08)	(0.90)	0.83

Less distributions:
From net investment income	(0.01)	—		(0.03)	(0.07)	(0.06)
From net realized gains on investments	—	—		—	—	(0.22)
Total distributions	(0.01)	—		(0.03)	(0.07)	(0.28)

Net asset value at end of period	$10.85	$9.11		$6.47	$9.58	$10.55

Total return (b)	19.2%	40.8%		(32.2% )	(8.5% )	8.3%	(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$24,794	$16,787		$9,859	$18,163	$17,714

Ratio of net expenses to average net assets (d)	1.25%	1.25%		1.25%	1.25%	1.24%	(e)

Ratio of net investment income/(loss) to average net assets	0.07%	(0.25%	)	0.29%	0.66%	0.84%	(e)

Portfolio turnover rate	81%	113%		276%	126%	102%	(e)

(a)	Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.79%, 2.31%, 2.29%, 1.80% and 1.90%(e) for the periods ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout the Period

	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized gains on investments	1.24
Total from investment operations	1.24

Net asset value at end of period	$11.24

Total return (c)	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$12,000

Ratio of net expenses to average net assets (e)	1.50%	(f)

Ratio of net investment income to average net assets	0.01%	(f)

Portfolio turnover rate	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 2.45%(f).

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND(a) FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$10.48	$9.79	$10.12		$10.25	$10.08

Income/(loss) from investment operations:
Net investment income	0.26	0.29	0.36		0.38	0.35
Net realized and unrealized gains/ (losses) on investments	0.43	0.69	(0.33)		0.10	0.24
Total from investment operations	0.69	0.98	0.03		0.48	0.59

Less distributions:
From net investment income	(0.26)	(0.29)	(0.36)		(0.38)	(0.35)
From net realized gains on investments	(0.01)	—	(0.00	)(b)	(0.23)	(0.07)
Total distributions	(0.27)	(0.29)	(0.36)		(0.61)	(0.42)

Net asset value at end of year	$10.90	$10.48	$9.79		$10.12	$10.25

Total return (c)	6.7%	10.2%	0.3%		4.8%	6.0%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$74,606	$51,788	$38,136		$34,178	$23,382

Ratio of net expenses to average net assets (d)	0.70%	0.66%	0.62%		0.65%	0.60%

Ratio of net investment income to average net assets	2.38%	2.90%	3.63%		3.69%	3.37%

Portfolio turnover rate	24%	27%	63%		45%	21%

(a)	Prior to February 13, 2010, formally known as the Ave Maria Bond Fund - Class R (Note 1).

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.85%, 0.93%, 0.91%, 0.96% and 0.94% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2010

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income from investments in companies that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Prior to February 13, 2010, the Ave Maria Bond Fund offered two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represented an interest in the same assets of the Fund, had the same rights and was identical in all material respects except that: (1) Class R shares bore the expenses of higher distribution fees; (2) certain other class-specific expenses were borne solely by the class to which such expenses were attributable; (3) each class had exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4)

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Class I shares required an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses were charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

At a meeting held on February 13, 2010, the Board of Trustees approved the termination of Class I shares of the Ave Maria Bond Fund. In addition, the “Class R” designation previously assigned to the sole remaining class of shares of the Ave Maria Bond Fund was eliminated.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of December 31, 2010:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$178,284,944	$—	$—	$178,284,944
Exchange-Traded Funds	5,548,800	—	—	5,548,800
Money Market Funds	4,466,753	—	—	4,466,753
Total	$188,300,497	$—	$—	$188,300,497

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$145,871,346	$—	$—	$145,871,346
Money Market Funds	2,673,175	—	—	2,673,175
Total	$148,544,521	$—	$—	$148,544,521

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$121,155,830	$—	$—	$121,155,830
Money Market Funds	5,488,017	—	—	5,488,017
Total	$126,643,847	$—	$—	$126,643,847

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$19,271,710	$—	$—	$19,271,710
Exchange-Traded Funds	993,600	—	—	993,600
Repurchase Agreements	—	1,219,289	—	1,219,289
Money Market Funds	3,297,852	—	—	3,297,852
Total	$23,563,162	$1,219,289	$—	$24,782,451

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$10,121,556	$—	$—	$10,121,556
Exchange-Traded Funds	166,464	—	—	166,464
Money Market Funds	1,709,973	—	—	1,709,973
Total	$11,997,993	$—	$—	$11,997,993

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$14,798,650	$—	$—	$14,798,650
U.S. Treasury Obligations	—	18,394,654	—	18,394,654
U.S. Government Agency Obligations	—	7,164,303	—	7,164,303
Corporate Bonds	—	27,706,541	—	27,706,541
Money Market Funds	5,931,424	—	—	5,931,424
Total	$20,730,074	$53,265,498	$—	$73,995,572

Refer to each respective Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. During the year ended December 31, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year ended December 31, 2010.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2010:

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$—	$—	$756	$—	$314	$608
Capital loss carryforwards	(15,526,882)	(218,750)	(4,565,142)	(2,890,168)	(55,817)	—
Net unrealized appreciation	41,679,522	37,638,081	22,587,701	4,981,397	1,036,136	4,125,508
Total distributable earnings	$26,152,640	$37,419,331	$18,023,315	$2,091,229	$980,633	$4,126,116

As of December 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes:

Expires December 31,	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
2016	$—	$—	$—	$2,890,168	$—
2017	15,526,882	218,750	4,565,142	—	—
2018	—	—	—	—	55,817
	$15,526,882	$218,750	$4,565,142	$2,890,168	$55,817

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2010, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund utilized capital loss carryforwards to offset current year realized gains in the amount of $15,592,996, $2,045,253, $6,819,341, $1,809,414 and $940,482, respectively.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2010:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$43,571,492	$40,123,669	$23,646,397	$5,020,613	$1,131,530	$4,377,187
Gross unrealized depreciation	(1,891,970)	(2,485,588)	(1,058,696)	(39,216)	(95,394)	(251,679)
Net unrealized appreciation	$41,679,522	$37,638,081	$22,587,701	$4,981,397	$1,036,136	$4,125,508
Federal income tax cost	$146,620,975	$110,906,440	$104,056,146	$19,801,054	$10,961,857	$69,870,064

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended December 31, 2010, the Ave Maria Catholic Values Fund reclassified $9,867 of distributions in excess of net investment income and $495 of net investment income due to expenses that were non-deductible for tax purposes against paid-in capital; the Ave Maria Growth Fund reclassified $357,781 of net investment loss against paid-in capital; the Ave Maria Rising Dividend Fund reclassified $5,488 of accumulated net realized losses against paid-in capital due to the expiration of capital loss carryforwards and the Ave Maria Bond Fund reclassified $40 of distributions in excess of net realized gains against undistributed net investment income. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 through December 31, 2010) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2010	$107,531	$—	$107,531
December 31, 2009	$78,832	$—	$78,832
Ave Maria Rising Dividend Fund:
December 31, 2010	$1,746,969	$—	$1,746,969
December 31, 2009	$1,175,419	$—	$1,175,419
Ave Maria Opportunity Fund:
December 31, 2010	$13,091	$—	$13,091
December 31, 2009	$—	$—	$—
Ave Maria Bond Fund - Class R:
December 31, 2010	$1,548,731	$95,291	$1,644,022
December 31, 2009	$1,311,992	$—	$1,311,992
Ave Maria Bond Fund - Class I:
December 31, 2010	$7,253	$—	$7,253
December 31, 2009	$129,497	$—	$129,497

For the period ended December 31, 2010, there were no distributions paid to shareholders of the Ave Maria Growth Fund and the Ave Maria World Equity Fund. In addition, no distributions were paid to shareholders of the Ave Maria Growth Fund during the year ended December 31, 2009.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. Effective May 1, 2010, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets. Prior to May 1, 2010, the Adviser received from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2012 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% of average daily net assets. For the year ended December 31, 2010, the Adviser reduced its investment advisory fees by $11,880 with respect to the Ave Maria Catholic Values Fund; reduced its investment advisory fees by $28,978 with respect to the Ave Maria Growth Fund; reduced its investment advisory fees by $108,644 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $46,665 with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $101,299 with respect to the Ave Maria Bond Fund.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2010, the Adviser recouped previous investment advisory fee reductions and expense reimbursements of $24,444 from the Ave Maria Catholic Values Fund, $3,983 from the Ave Maria Growth Fund and $73,764 from the Ave Maria Bond Fund. As of December 31, 2010, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$159,860
Ave Maria Growth Fund	$234,156
Ave Maria Opportunity Fund	$379,627
Ave Maria World Equity Fund	$46,665
Ave Maria Bond Fund	$349,235

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2011	December 31, 2012	December 31, 2013
Ave Maria Catholic Values Fund	$57,085	$90,895	$11,880
Ave Maria Growth Fund	$104,027	$101,151	$28,978
Ave Maria Opportunity Fund	$138,377	$132,606	$108,644
Ave Maria World Equity Fund	$—	$—	$46,665
Ave Maria Bond Fund	$112,210	$135,726	$101,299

Fee reductions or expense reimbursements, and expense repayments, are calculated daily and as such, certain Funds may have both fee reductions and expenses recouped in a fiscal year, subject to the expense limitations in place.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.285% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000, except that the Ave Maria World Equity Fund is subject to a minimum monthly fee of $2,500 for the first 12 months of operations.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended December 31, 2010, the total expenses incurred pursuant to the Plan were $429,926, $311,841 and $74,718 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the year ended December 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$57,947,243	$30,832,792	$47,783,945	$16,837,569	$9,647,157	$15,091,053
Proceeds from sales of investment securities	$53,190,527	$30,733,646	$36,252,198	$12,906,199	$339,456	$9,204,922

AVE MARIA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management has determined that ASU No. 2010-06 has no monetary impact on these financial statements but will continue to evaluate the impact of those portions that are effective next fiscal year.

AVE MARIA MUTUAL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
Ave Maria World Equity Fund, and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the "Funds") as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 22, 2011

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Age	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	66	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	78	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	74	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	63	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	74	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	59	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	39	Treasurer	Since 2000
*	Cathy M. Stoner, CPA	3707 W. Maple Road, Bloomfield Hills, MI	40	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

AVE MARIA MUTUAL FUNDS CATHOLIC ADVISORY BOARD (Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Age	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	74	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	62	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	74	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	77	Since 2001
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	53	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	86	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC’s “The Kudlow Report” and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Trustees, executive officers and Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2010) and held until the end of the period (December 31, 2010).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,249.40	$8.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,267.60	$8.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,203.20	$5.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	$5.35

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,199.50	$6.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,191.90	$8.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,039.80	$3.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	$3.57

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund and distributions from net realized gains made by the Ave Maria Bond Fund during the fiscal year end December 31, 2010. On December 30, 2010, the Ave Maria Opportunity Fund declared and paid an ordinary income dividend of $0.00574 per share and the Ave Maria Bond Fund declared and paid a long-term capital gain distribution of $0.0140 per share. Periodically throughout the year, the Ave Maria Catholic Values Fund paid ordinary income dividends totaling $0.00931 per share. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1716 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.0276 per share for Class I shares and $0.2567 per share for Class R shares. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distribution of $0.0140 for the Ave Maria Bond Fund and a percentage (100%, 100%, 100%, and 30.29%) of the ordinary income dividends paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2011, as required by federal regulations, shareholders received notification of their portion of the Funds’ taxable gain distribution, if any, paid during the 2010 calendar year.

OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joseph M. Grace. Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $128,674 and $106,050 with respect to the registrant’s fiscal years ended December 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,500 and $11,950 with respect to the registrant’s fiscal years ended December 31, 2010 and 2009, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2010 and 2009, aggregate non-audit fees of $14,500 and $11,950, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2010 and 2009, aggregate non-audit fees of $15,000 and $15,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 24, 2011

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	February 24, 2011

* Print the name and title of each signing officer under his or her signature.